REVOLVING CREDIT
                                                         AND
                                               REIMBURSEMENT AGREEMENT

                                                    by and among

                                  MODIS PROFESSIONAL SERVICES, INC., as Borrower

                                                         and

                                         NATIONSBANK, NATIONAL ASSOCIATION,
                                               as Administrative Agent

                                                         and

                                                FLEET NATIONAL BANK,
                                                as Syndication Agent

                                                         and

                                             FIRST UNION NATIONAL BANK,
                                               as Co-Syndication Agent

                                                         and

                                         THE FIRST NATIONAL BANK OF CHICAGO,
                                               as Documentation Agent

                                                         and

                                     THE LENDERS PARTY HERETO FROM TIME TO TIME

                                                         and

                                        NATIONSBANC MONTGOMERY SECURITIES LLC
                                                  as Lead Arranger



                                                  October 30, 1998


                                                        vii

                                                  TABLE OF CONTENTS

                                                                                                               Page


                                          ARTICLE I Definitions and Terms


1.01     Definitions..............................................................................................2
1.02     Accounting Terms........................................................................................26
1.03     Cross References........................................................................................26
1.04     Accounting and Financial Determinations.................................................................27
1.05     General Provisions Relating to Definitions..............................................................27
1.06     Time....................................................................................................27

                                                ARTICLE II The Loans


2.01     Revolving Credit Facilities.............................................................................28
2.02     Competitive Bid Loans...................................................................................32
2.03     Payment of Interest.....................................................................................35
2.04     Payment of Principal....................................................................................36
2.05     Non-Conforming Payments.................................................................................36
2.06     Borrower's Account......................................................................................37
2.07     Notes...................................................................................................37
2.08     Reductions..............................................................................................38
2.09     Conversions and Elections of Subsequent Interest Periods................................................38
2.10     Increase and Decrease in Amounts........................................................................39
2.11     Pro Rata Payments.......................................................................................39
2.12     Unused Fee..............................................................................................39
2.13     Deficiency Advances.....................................................................................40
2.14     Use of Proceeds.........................................................................................40
2.15     Swing Line..............................................................................................40
2.16     Revolving Credit Facility Extension and Term Loan Option................................................41
2.17     The Euro................................................................................................43

                                           ARTICLE III Letters of Credit


3.01     Letters of Credit.......................................................................................45
3.02     Reimbursement...........................................................................................45
3.03     Letter of Credit Fee....................................................................................49
3.04     Administrative Fees and Reserves........................................................................49

                                         ARTICLE IV Change in Circumstances


4.01     Increased Cost and Reduced Return.......................................................................50
4.02     Limitation on Types of Loans............................................................................51
4.03     Illegality..............................................................................................52
4.04     Treatment of Affected Loans................ .............................................................52
4.05     Compensation............................................................................................53
4.06     Taxes...................................................................................................53

                                                ARTICLE V Guaranties


5.01     Guaranties..............................................................................................56

                                 ARTICLE VI Conditions to Making Loans and Issuing


6.01     Conditions of Advance and Issuance of Letters of Credit.................................................57
6.02     Conditions of Loans.....................................................................................58

                                     ARTICLE VII Representations and Warranties


7.01     Representations and Warranties..........................................................................60

                                         ARTICLE VIII Affirmative Covenants


8.01     Financial Reports, Etc..................................................................................67
8.02     Maintain Properties.....................................................................................68
8.03     Existence, Qualification, Etc...........................................................................68
8.04     Regulations and Taxes...................................................................................68
8.05     Insurance.  ............................................................................................68
8.06     True Books..............................................................................................69
8.07     Year 2000 Compliance....................................................................................69
8.08     Right of Inspection.....................................................................................69
8.09     Observe all Laws........................................................................................69
8.10     Officer's Knowledge of Default..........................................................................69
8.11     Suits or Other Proceedings..............................................................................69
8.12     Notice of Discharge of Hazardous Material or Environmental Complaint.  .................................70
8.13     Environmental Compliance................................................................................70
8.14     Indemnification.........................................................................................70
8.15     Further Assurances......................................................................................70
8.16     ERISA Requirement.......................................................................................70
8.17     Continued Operations....................................................................................71
8.18     Use of Proceeds.........................................................................................71

                                           ARTICLE IX Negative Covenants


9.01     Consolidated Leverage Ratio.............................................................................72
9.02     Consolidated Fixed Charge Ratio.........................................................................72
9.03     Consolidated Capitalization Ratio.......................................................................72
9.04     Indebtedness............................................................................................72
9.05     Transfer of Assets......................................................................................73
9.06     Investments; Acquisitions...............................................................................73
9.07     Liens...................................................................................................74
9.08     Restricted Payments.....................................................................................74
9.09     Merger or Consolidation.................................................................................75
9.10     Change in Control.......................................................................................75
9.11     Transactions with Affiliates............................................................................75
9.12     ERISA...................................................................................................75
9.13     Fiscal Year.............................................................................................76
9.14     Dissolution, etc........................................................................................76
9.15     Rate Hedging Obligations................................................................................76
9.16     Negative Pledge Clauses.................................................................................76

                                    ARTICLE X Events of Default and Acceleration


10.01    Events of Default.......................................................................................77
10.02    Agent to Act............................................................................................80
10.03    Cumulative Rights.......................................................................................80
10.04    No Waiver...............................................................................................80
10.05    Allocation of Proceeds..................................................................................80

                                                ARTICLE XI The Agent


11.01    Appointment, Powers and Immunities......................................................................82
11.02    Reliance by Agent.......................................................................................82
11.03    Defaults................................................................................................83
11.04    Rights as Lender........................................................................................83
11.05    Indemnification.........................................................................................83
11.06    Non-Reliance on Agent and Other Lenders.................................................................83
11.07    Resignation of Agent....................................................................................84
11.08    Fees....................................................................................................84
11.09    Other Agents............................................................................................84

                                             ARTICLE XII Miscellaneous


12.01    Assignments and Participations..........................................................................85
12.02    Notices.................................................................................................86
12.03    Right of Setoff; Adjustments............................................................................87
12.04    Survival................................................................................................88
12.05    Expenses................................................................................................88
12.06    Amendments and Waivers..................................................................................89
12.07    Counterparts............................................................................................90
12.08    Waivers by Borrower.....................................................................................90
12.09    Termination.............................................................................................90
12.10    Replacement Lender......................................................................................90
12.11    Governing Law...........................................................................................91
12.12    Headings and References.................................................................................91
12.13    Severability............................................................................................91
12.14    Entire Agreement........................................................................................91
12.15    Agreement Controls......................................................................................91
12.16    Usury Savings Clause....................................................................................92
12.17    Confidentiality.........................................................................................92

EXHIBIT A              Applicable Commitment Percentages........................................................108
EXHIBIT B              Form of Assignment and Acceptance........................................................109
EXHIBIT C              Notice of Appointment (or Revocation) of Authorized
                       Representative...........................................................................114
EXHIBIT D-1            Form of Borrowing Notice--Loans..........................................................115
EXHIBIT D-2            Form of Borrowing Notice--Swing Line Loans...............................................117
EXHIBIT E              Form of Interest Rate Selection Notice...................................................119
EXHIBIT F-1            Form of 364 Day Note.....................................................................121
EXHIBIT F-2            Form of 5 Year Note......................................................................126
EXHIBIT F-3            Form of Competitive Bid Note.............................................................131
EXHIBIT F-4            Form of Swing Line Note..................................................................137
EXHIBIT G              Form of Competitive Bid Quote............................................................142
EXHIBIT H              Form of Competitive Bid Quote Request....................................................144
EXHIBIT I-1            Form of Opinion of Borrower's Counsel....................................................145
EXHIBIT I-2            Form of Opinion of Guarantors' Counsel...................................................146
EXHIBIT J              Compliance Certificate...................................................................147
EXHIBIT K              Form of Subsidiary and Suretyship Guaranty...............................................148

Schedule 1.02          Existing Letters of Credit
Schedule 1.03          Material Subsidiaries
Schedule 7.01(d)       Subsidiaries and Investments
Schedule 7.01(f)       Contingent Liabilities
Schedule 7.01(g)       Liens
Schedule 7.01(j)       Litigation
Schedule 7.01(t)       Employment Matters
Schedule 8.05          Existing Insurance
Schedule 9.04          Indebtedness

                  REVOLVING CREDIT AND REIMBURSEMENT AGREEMENT


THIS REVOLVING CREDIT AND REIMBURSEMENT AGREEMENT, dated as of the 30th day of October, 1998 (the "Agreement"), is made by and among:

MODIS PROFESSIONAL SERVICES, INC., a Florida corporation having its principal place of business in Jacksonville, Florida (the "Borrower"); and

NATIONSBANK, NATIONAL ASSOCIATION (successor by merger of NationsBank, National Association (South)), a national banking association organized and existing under the laws of the United States of America and having its principal place of business in Charlotte, North Carolina ("NationsBank") and the other Lenders whose names are subscribed hereto and each other financial institution which may hereafter execute and deliver an instrument of assignment with respect to this Agreement pursuant to Section 12.01 (hereinafter NationsBank and such other lenders may be referred to individually as a "Lender" or collectively as the "Lenders"); and

NATIONSBANK, NATIONAL ASSOCIATION, in its capacity as agent for the Lenders (in such capacity, the "Agent").

                              W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Lenders make available to the Borrower loans of up to $500,000,000 consisting of (a) a 364 day revolving credit facility (the '364 Day Facility') and (b) a five year revolving credit facility (the '5 Year Facility') with (i) a $40,000,000 sublimit for the issuance of standby letters of credit, (ii) a $20,000,000 swing line facility and (iii) a $50,000,000 sublimit for borrowing in British pounds sterling, the proceeds of such revolving credit facilities to be used as provided in Section
2.14 hereof; and

WHEREAS, the Lenders are willing to make the loans with NationsBank to act as administrative agent for the Lenders;

NOW, THEREFORE, the Borrower, the Lenders and the Agent hereby agree as follows:

                                    ARTICLE I

                              Definitions and Terms

1.01 Definitions. For the purposes of this Agreement, in addition to the definitions set forth above, the following terms shall have the respective meanings set forth below:

'Absolute Rate' has the meaning assigned to such term in Section 2.02(c)(ii)(C) hereof;

'Absolute Rate Loan' means any Loan for which the rate of interest is determined by reference to the Absolute Rate;

"Acquire" or "Acquisition", as applied to a Person, means the acquiring or acquisition of a controlling interest in such Person by purchase (including all or substantially all of the assets), exchange, issuance of stock or other securities, or by merger, reorganization or other method;

"Adjusted CD Rate" means a per annum rate of interest equal to the sum of (i) the CD Rate plus (ii) the Assessment Rate plus (iii) 10 basis points plus (iv) the Applicable Margin;

"Adjusted Consolidated EBITDA" means Consolidated EBITDA; provided, however, that with respect to an Acquisition which is accounted for as a "purchase", for the Four-Quarter Period following the date of such Acquisition, the Consolidated EBITDA shall include the results of operations of the Person or assets so acquired which amounts shall be determined on a historical pro forma basis for the Four-Quarter Period preceding or including the date of such Acquisition as if such Acquisition had been consummated as a "pooling of interest", plus to the extent applicable, any adjustments made in accordance with Securities and Exchange Commission Rule 17 CFR 210.11-02;

"Advance" means a borrowing under (i) either of the Revolving Credit Facilities, consisting of the aggregate principal amount of a Base Rate Loan or a Eurodollar Loan, as the case may be or (ii) the Swing Line consisting of Swing Line Loans or (iii) the Competitive Bid Facility consisting of Competitive Bid Loans;

'Advance Day Exchange Rate' means, with respect to a specified Advance or Loan of an Alternative Currency, the Spot Rate of Exchange as of the date two Business Days preceding the date such Advance is originally made, provided that, if such Advance or Loan is continued for a subsequent Interest Period or Converted pursuant to Section 2.09 the Advance Date Exchange Rate with respect to such Loan shall be the Spot Rate of Exchange two Business Days preceding the effective date of the latest Continuation or Conversion of such Advance or Loan; and the Dollar Value of such Advance or Loan shall be adjusted as set forth in
Section 2.01(b); provided, further, that in the case of a drawing under a Letter of Credit, the Spot Rate of Exchange shall be as of the date of such drawing;

'Alternative Currency' means, with respect to Loans under the 5 Year Facility, the British Pounds and Euro and, with the prior written consent of all Lenders and the Agent, any other lawful currency other than Dollars which is freely transferable and convertible into Dollars in the United States currency market; provided, however, that an Alternative Currency shall only be available to the Borrower if each Lender shall have access to such Alternative Currency on terms reasonably acceptable to such Lender;

'Alternative Currency Equivalent Amount' means, with respect to a specified Alternative Currency and a specified Dollar amount, the amount of such Alternative Currency into which such Dollar amount would be converted, based on the applicable Advance Day Exchange Rate;

'Alternative Currency Loan' means a Loan made in an Alternative Currency;

"Affiliate" means a Person (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with the Borrower; (ii) which beneficially owns or holds 25% or more of any class of the outstanding voting stock (or in the case of a Person which is not a corporation, 25% or more of the equity interest) of the Borrower; or (iii) 25% or more of any class of the outstanding voting stock of which is beneficially owned or held by the Borrower. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting stock, by contract or otherwise;

"Applicable Commitment Percentage" means, with respect to each Lender at any time, a fraction, the numerator of which shall be such Lender's Revolving Credit Commitment and the denominator of which shall be the Total Revolving Credit Commitment, which Applicable Commitment Percentage for each Lender as of the Closing Date is as set forth in Exhibit A; provided that the Applicable Commitment Percentage of each Lender shall be increased or decreased to reflect any assignments to or by such Lender effected in accordance with Section 12.01;

'Applicable Lending Office' means, for each Lender and for each Type of Loan, the 'Lending Office' of such Lender (or of an affiliate of such Lender) designated for such Type of Loan on the signature pages hereof or such other office of such Lender (or an affiliate of such Lender) as such Lender may from time to time specify (subject to the provisions of this Agreement) to the Agent and the Borrower by written notice in accordance with the terms hereof as the office by which its Loans of such Type are to be made and maintained;

"Applicable Margin" means that number of basis points per annum set forth below in the case of each of a (i) Swing Line Loan or Eurodollar Loan made pursuant to the 5 Year Facility, (ii) a Eurodollar Loan made pursuant to the 364 Day Facility and (iii) with respect to the Unused Fee for the 5 Year Facility and the 364 Day Facility, which number of basis points shall be the Applicable Margin effective beginning on the first Business Day next following receipt by the Agent of a Compliance Certificate pursuant to Section 8.01 hereof setting forth the ratio of Net Funded Indebtedness to Adjusted Consolidated EBITDA, such Applicable Margin to be that set forth opposite the respective ratio described below:

                                                                  Applicable Margin
                                            -------------------------------------------------------------
                                                  5 Year Facility                  364 Day Facility
                                            --------------------------          -------------------------
           Ratio of Net Funded              Eurodollar Loan
          Indebtedness Adjusted to             and Swing       Unused           Eurodollar        Unused
Tier        Consolidated EBITDA                Line Loan         Fee               Loan             Fee
----      ------------------------------    ---------------    -------          ----------        -------
 I        Equal to or Less than
             1.25 to 1.00                          50            15               50 bp             12.5

 II       Greater than 1.25 to 1.00
             but Equal to or Less than
             2.25 to 1.00                          62.5          20               62.5              17.5

 III      Greater than 2.25 to 1.00                75            25               75                22.5

          For a period of six full calendar months next following the Closing Date the Applicable Margin for Eurodollar Loans and Swing Line Loans and the Unused Fee shall be not less than Tier II and after such six month period the Applicable Margin shall be based upon the most recent Compliance Certificate furnished to the Agent;

'Applicable Rate' means the Eurodollar Rate applicable to any Alternative Currency Loan;

"Applications and Agreements for Letters of Credit" means, collectively, the Applications and Agreements for Letters of Credit executed by the Borrower from time to time and delivered to NationsBank to support the issuance of Letters of Credit;

"Assessment Rate" means, for any day, the annual assessment rate (rounded upwards, if necessary, to the nearest 1/100 of 1%) which is payable by NationsBank to the Federal Deposit Insurance Corporation (or any successor) for deposit insurance for Dollar time deposits with NationsBank at the Principal Office as determined by NationsBank. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the Assessment Rate;

"Assignment   and   Acceptance"   shall  mean  an  Assignment   and   Acceptance
substantially in the form of Exhibit B (with blanks appropriately filled in) delivered to the Agent in connection with an assignment of a Lender's interest under this Agreement pursuant to Section 12.01;

'Associated Costs' means a rate per annum equal to the arithmetic mean of the percentage rates applicable to the Applicable Lending Office of the relevant Lender according to the following formula:

                     Associated Costs      BY + L(Y-X) + S x 0.01
                       per annum =         ----------------------
                                                100 - (B+L)

     where:

     B = The percentage of such Lender's eligible liabilities required, on the first day of the Relevant Period, to be held in a non-interest-bearing deposit account with the Bank of England pursuant to the cash ratio requirements of the Bank of England.

     Y = The interest rate at which British Pound deposits in an amount comparable to the aggregate principal amount of the relevant Loan are offered by such Lender to leading banks in the London interbank market at or about 11:00 a.m. (London time) on the first day of the Relevant Period for a period comparable to the Relevant Period.

     L = The percentage of eligible liabilities which the Bank of England, as at the first day of the Relevant Period, requires such Lender to maintain as interest bearing special deposits with the Bank of England.

     X = The rate per annum payable by the Bank of England to the Lender on interest bearing special deposits.

     S = The rate payable by the Lender to the Financial Services Authority pursuant to the Fees Regulations (but, for this purpose, the figure at paragraph [2.02b]/[2.03b] of the Fees Regulations shall be deemed to be zero) and expressed in pounds per 1,000,000 of the Fee Base of the Lender.

          (a) For the purposes of this definition:

               (i) "eligible liabilities" and "special deposits" shall have the meanings ascribed to them from time to time by the Bank of England;

               (ii) "Relevant Period" means, if the Interest Period with respect to the relevant Loan is three months or less, the duration of such Interest Period or, if such Interest Period is longer than three months, each period of three months and any necessary shorter period in such Interest Period;

               (iii) "Fee Regulations" means the Banking Supervision (Fees) Regulations 1998 or such other regulations as may be in force from time to time in respect of the payment of fees for banking supervision; and

               (iv) "Fee Base" shall bear the meaning ascribed to it, and shall be calculated in accordance with, the Fees Regulations.

          (b) In the application of the above formula, B, Y, L, X, S and Z will be included in the formula as decimal fractions and not as percentages,  e.g. if B = 0.5% and Y = 15%, BY will be  calculated  as
          0.5 x 15 and not as 0.5% x 15%.

          (c) Associated Costs shall be computed by the applicable Lender on the first day of each Relevant Period, and shall, if necessary, be rounded upward to the nearest 1/10,000 of 1%. If there is more than one
          Relevant Period comprised in the relevant Interest Period, then the Associated Costs for that Interest Period shall be the weighted average of the amounts so computed for the Relevant Periods comprised in that Interest Period.

          (d) Calculations will be made on the basis of a year of 365 days.

The "Associated Costs" shall be increased by an amount which the applicable Lender shall determine from time to time to be necessary to compensate such Lender for the cost or loss to it of complying with any liquidity, monetary control or prudential requirements of The Bank of England existing from time to time.

"Authorized  Representative"  means any of the  President,  the Chief  Financial
Officer or the Controller of the Borrower or any other person expressly designated by the Board of Directors of the Borrower (or the appropriate committee thereof) as an Authorized Representative of the Borrower, as set forth from time to time in a certificate in the form attached hereto as ExhibitC;

"Base Loan" means any Loan for which the rate of interest is determined by reference to the Base Rate;

"Base Rate" means, for any day, the rate per annum equal to the higher of (a) the Federal Funds Rate for such day plus one-half of one percent (.5%) and (b) the Prime Rate for such day. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or Federal Funds Rate;

"Base Rate  Refunding  Loan" means a Base Loan or Swing Line Loan made either to
(i) satisfy Reimbursement Obligations arising from a drawing under a Letter of Credit or (ii) pay NationsBank in respect of Swing Line Outstandings;

"Board" means the Board of Governors of the Federal Reserve System (or any successor body);

"Borrower's Account" means a demand deposit account number 3750165027, or any successor account with the Agent, which may be maintained at one or more offices of the Agent or an agent of the Agent;

"Borrowing Notice" means the notice delivered by an Authorized Representative in connection with an Advance under either of the Revolving Credit Facilities or a Swing Line Loan, in the forms attached hereto, respectively, as ExhibitsD-1 and D-2;

'British Pound' means the lawful currency of England and Wales;

'Business Day' means (i) any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the States of New York, North Carolina or Florida or is a day on which banking institutions located in such states are authorized or required by law or other governmental action to close and (ii) with respect to all notices, determinations, fundings and payments in connection with any Eurodollar Loan, any day that is a Business Day described in clause (i) above and that is also a day for trading by and between banks in Dollar deposits in the applicable interbank Eurodollar market or in deposits in the applicable Alternative Currency in the United States interbank market, as applicable;

"CD Rate" means, for any Swing Line Loan which bears interest at the Adjusted CD Rate, the most recent weekly average dealer offering rate for negotiable certificates of deposit with a three-month maturity in the secondary market as published in the most recent Federal Reserve System publication entitles "Select Interest Rates" published weekly on Form H.15 as of the date hereof, or any successor publication thereof, or if the foregoing publication or any successor or substitute thereof shall not be published by the Federal Reserve System for any week, then the weekly offering rate determined by NationsBank on the basis of quotations for such certificates received by it from three certificate of deposit dealers of recognized standing. Each change in the CD Rate shall be effective on the date thereof, without notice to the Borrower;

"Capital Leases" means all leases which have been or should be capitalized in accordance with Generally Accepted Accounting Principles as in effect from time to time including Statement No. 13 of the Financial Accounting Standards Board and any successor thereof;

"Closing Date" means the date as of which this Agreement is executed by the Borrower, the Agent and the Lender and on which the conditions set forth in
Section 6.01 hereof have been satisfied;

"Code" means the Internal Revenue Code of 1986, as amended, any successor provision or provisions and any regulations promulgated thereunder;

'Competitive  Bid  Borrowing'  has the meaning  assigned to such term in Section
2.02 hereof;

'Competitive Bid Facility' means the facility described in Section 2.02 hereof providing for Competitive Bid Loans to the Borrower;

'Competitive Bid Loan Commitment' means the amount which a Lender has offered to loan to the Borrower pursuant to a Competitive Bid Quote by such Lender, the sum of all Competitive Bid Loans not to exceed the Total 5 Year Commitment;

'Competitive Bid Loans' means the Loans bearing interest at the Absolute Rate provided for in Section 2.02 hereof;

'Competitive Bid Notes' means, collectively, the promissory notes of the Borrower with respect to Competitive Bid Loans provided for by Section 2.02 hereof executed and delivered to the Lenders as provided in Section 2.07(c) substantially in the form attached hereto as Exhibit F-3 and incorporated herein by reference, with appropriate insertions as to dates and names of Lenders, and all promissory notes delivered in substitution or exchange thereof, in each case as the same shall be amended, modified or supplemented and in effect from time to time;

'Competitive Bid Quote' means an offer in accordance with Section 2.02 hereof by a Lender to make a Competitive Bid Loan with one single specified interest rate;

'Competitive Bid Quote Request' has the meaning assigned to such term in Section
2.02 hereof;

"Consistent Basis" in reference to the application of Generally Accepted Accounting Principles means the accounting principles observed in the period referred to are comparable in all material respects to those applied in the preparation of the audited financial statements of the Borrower referred to in
Section 7.01(f)(i) hereof;

"Consolidated Capitalization Ratio" means the ratio of (a) Consolidated Funded Indebtedness to (b) the sum of Consolidated Funded Indebtedness and Consolidated Shareholders' Equity;

"Consolidated EBITDA" means, with respect to the Borrower and its Subsidiaries for the Four-Quarter Period ending on the date of computation thereof, the sum of, without duplication, (i) Consolidated Net Income, plus (ii) Consolidated Interest Expense accrued during such period, plus (iii) taxes on income accrued during such period, plus (iv) amortization accrued during such period, plus (v) without duplication, any depreciation during such period, all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis;

"Consolidated EBITDAR" means the sum of Consolidated EBITDA plus Consolidated Rental Expense;

"Consolidated Fixed Charge Ratio" means, with respect to the Borrower and its Subsidiaries for the Four-Quarter Period ending on the date of computation thereof, the ratio of (a) Consolidated EBITDAR to (b) Consolidated Fixed Charges;

"Consolidated   Fixed  Charges"   means,   with  respect  to  Borrower  and  its
Subsidiaries, for the periods indicated, the sum of, without duplication, (i) Consolidated Interest Expense, (ii)Consolidated Rental Expense, and (iii) required principal payments of Consolidated Funded Indebtedness, including, without duplication, payments made with respect to earn-out obligations, made during the Four-Quarter Period ending on the date of computation thereof;

"Consolidated Funded Indebtedness" means Indebtedness for Money Borrowed of the Borrower and its Subsidiaries and any liability associated with an earn-out obligation arising in connection with an Acquisition which is recorded as a liability on the consolidated balance sheet of the Borrower and its Subsidiaries all as determined in accordance with Generally Accepted Accounting Principles;

"Consolidated Interest Expense" means, with respect to any period of computation thereof, the gross interest expense of the Borrower and its Subsidiaries, including without limitation (i) the amortization of debt discounts, (ii) the amortization of all fees (including, without limitation, fees payable in respect of a Swap Agreement and Letters of Credit) payable in connection with the incurrence of Indebtedness to the extent included in interest expense, and (iii) the portion of any liabilities incurred in connection with Capital Leases allocable to interest expense, all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis;

"Consolidated   Leverage   Ratio"  means  the  ratio  of   Consolidated   Funded
Indebtedness to Adjusted Consolidated EBITDA;

"Consolidated Net Income" means, for any period of computation thereof, the gross revenues from operations of the Borrower and its Subsidiaries less all operating and non-operating expenses of the Borrower and its Subsidiaries including taxes on income, all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis; but excluding as income: (i) net gains on the sale, conversion or other disposition of capital assets, (ii)net gains on the acquisition, retirement, sale or other disposition of capital stock and other securities of the Borrower or its Subsidiaries, (iii) net gains on the collection of proceeds of life insurance policies, (iv) any write-up of any asset, and (v) any other net gain or credit of an extraordinary nature as determined in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis;

"Consolidated Pre-Tax Income" means, for any period of computation thereof, the gross revenues from operations of the Borrower and its Subsidiaries less all operating and non-operating expenses of the Borrower and its Subsidiaries excluding taxes on income, all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis; but excluding as income: (i) net gains on the sale, conversion or other disposition of capital assets, (ii)net gains on the acquisition, retirement, sale or other disposition of capital stock and other securities of the Borrower or its Subsidiaries, (iii) net gains on the collection of proceeds of life insurance policies, (iv) any write-up of any asset, and (v) any other net gain or credit of an extraordinary nature as determined in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis;

"Consolidated Rental Expense" means and includes with respect to the period of determination thereof, the aggregate amount of all fixed payments (including as such all payments which the lessee is obligated to make to the lessor on termination of the lease or surrender of the leased property) payable by the Borrower or any of its Subsidiaries, as lessee or sublessee under any lease of real or personal property and shall include any amounts required to be paid by the Borrower or any of its Subsidiaries (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes and similar charges;

"Consolidated Shareholders' Equity" means, at any time as of which the amount thereof is to be determined, the consolidated shareholders' equity as determined in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis;

'Consolidated Total Assets' means, as of any date on which the amount thereof is to be determined, the net book value of all assets of the Borrower and its Subsidiaries as determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis;

"Contingent Obligation" of any Person means all contingent liabilities required (or which, upon the creation or incurring thereof, would be required) to be included in the consolidated financial statements of such Person in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis, as defined by Statement No.5 of the Financial Accounting Standards Board, and any obligation of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including obligations of such Person however incurred:

     (1) to purchase such Indebtedness or other obligation or any property or assets constituting security therefor;

     (2) to advance or supply funds in any manner (i)for the purchase or payment of such Indebtedness or other obligation, or (ii)to maintain a minimum working capital, net worth or other balance sheet condition or any income statement condition of the primary obligor;

     (3) to grant or convey any lien, security interest, pledge, charge or other encumbrance on any property or assets of such Person to secure payment of such Indebtedness or other obligation;

     (4) to lease property or to purchase securities or other property or services primarily for the purpose of assuring the owner or holder of such Indebtedness or obligation of the ability of the primary obligor to make payment of such Indebtedness or other obligation; or

     (5) otherwise to assure the owner of the Indebtedness or such obligation of the primary obligor against loss in respect thereof;

with respect to Contingent Obligations, such liabilities shall be computed at the amount which, in light of all the facts and circumstances existing at the time, represent the present value of the amount which can reasonably be expected to become an actual or matured liability;

'Continue', 'Continuation' and 'Continued' shall refer to the continuation pursuant to Section 2.09 hereof of a Eurodollar Loan from one Interest Period to the next Interest Period;

'Convert',  'Conversion' and 'Converted' shall refer to a conversion pursuant to
Section 2.09 or Article IV of one Type of Loan into another Type of Loan;

"Cost of Acquisition" means, as at the date of entering into any agreement to Acquire any Person, the sum of the following without duplication: (i) any cash or other property or the face amount of any debt instrument given as consideration; (ii) any Indebtedness or liabilities assumed by the Borrower or its Subsidiaries in connection with such Acquisition, including accounts payable and other current liabilities and (iii) all amounts paid or payable in respect of covenants not to compete, consulting agreements (either of which are required to be capitalized in accordance with Generally Accepted Accounting Principles) and other related contracts in connection with such Acquisition; provided, however, that the Cost of Acquisition shall not include the value of the capital stock of the Borrower or any Subsidiary to be transferred in connection therewith;

"Default" means any event or condition which, with the giving or receipt of notice or lapse of time or both, would constitute an Event of Default hereunder;

"Default Rate" means (i) with respect to each Eurodollar Loan, until the end of the Interest Period applicable thereto, a rate of two percent (2%) above the Eurodollar Rate applicable to such Loan, and thereafter at a rate of interest per annum which shall be two percent (2%) above the Base Rate, (ii) with respect to Base Rate Loans and Swing Line Loans, a rate of interest per annum which shall be two percent (2%) above the Base Rate, (iii) with respect to each Competitive Bid Loan, a rate of two percent (2%) above the Absolute Rate applicable to such Loan, and (iv) in any case, the maximum rate permitted by applicable law, if lower;

'Dollar Equivalent Amount' means, with respect to a specified Alternative Currency amount, the amount of Dollars into which an Alternative Currency amount would be converted, based on the applicable Advance Date Exchange Rate;

'Dollar Value' of an Advance or Loan in an Alternative Currency means the Dollar Equivalent Amount of the principal amount of such Advance or Loan, as recorded in the Agent's records pursuant to Section 2.01(b) and Section 3.01(b);

"Dollars" and the symbol "$" means dollars constituting legal tender for the payment of public and private debts in the United States of America;

'Eligible Assignee' means (i) a Lender; (ii) an affiliate of a Lender; and (iii) any other financial institution approved by the Agent, such approval not to be unreasonably withheld, and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with Section 12.01, the Borrower, such approval not to be unreasonably withheld or delayed by the Borrower or the Agent and such approval to be deemed given by the Borrower if no objection is received by the assigning Lender and the Agent from the Borrower within five Business Days after written notice of such proposed assignment has been provided by the assigning Lender to the Borrower; provided, however, that neither the Borrower nor an affiliate of the Borrower shall qualify as an Eligible Assignee; and provided, further, that Borrower may withhold its consent if by reason of an assignment Borrower will incur any increased costs or withholding of taxes under Article IV;

"Eligible Securities" means the following obligations provided such securities are authorized to be acquired under the Borrower's Cash Management Account Investment Guidelines (the "Guidelines"):

     (a) Government Securities;

     (b) the following debt securities of the following agencies or instrumentalities of the United States of America if at all times the full faith and credit of the United States of America is pledged to the full and timely payment of all interest and principal thereof:

          (i) all direct or fully guaranteed obligations of the United States Treasury; and

          (ii)   mortgage-backed   securities  and  participation   certificates
          guaranteed by the Government National Mortgage Association;

     (c)   the   following    obligations   of   the   following   agencies   or
     instrumentalities of the United States of America:

          (i) participation certificates and debt obligations of the Federal Home Loan Mortgage Corporation;

          (ii) consolidated debt obligations, and obligations secured by a letter of credit, of the Federal Home Loan Banks; and

          (iii) debt obligations and mortgage-backed securities of the Federal National Mortgage Association which have not had the interest portion thereof severed therefrom;

     (d) obligations of any corporation organized under the laws of any state of the United States of America or under the laws of any other nation, payable in the United States of America, expressed to mature not later than 92 days following the date of issuance thereof and rated in an investment grade rating category by S&P and Moody's;

     (e) interest bearing demand or time deposits issued by a Lender or certificates of deposit maturing within one year from the date of acquisition issued by a bank or trust company organized under the laws of the United States or of any state thereof having capital surplus and undivided profits aggregating at least $400,000,000 and being rated A- or better by S&P or A-3 or better by Moody's;

     (f) Repurchase Agreements;

     (g) Pre-Refunded Municipal Obligations;

     (h) shares of mutual funds which invest in obligations described in paragraphs (a) through (g) above, the shares of which mutual funds are at all times rated "AAA" by S&P;

     (i) asset-backed remarketed certificates of participation representing a fractional undivided interest in the assets of a trust, which certificates are rated at least "A-1" by S&P and "P-1" by Moody's; and

     (j) those securities which comply with the Borrower's Guidelines, so long as the Agent shall have approved in writing such Guidelines.

     Obligations listed in paragraphs (a), (b) and (c) above which are in book-entry form must be held in a trust account with the Federal Reserve Bank or with a clearing corporation or chain of clearing corporations which has an account with the Federal Reserve Bank;

'EMU' means the European economic and monetary union;

"Environmental Laws" means any federal, state or local statute, law, ordinance, code, rule, regulation, order, decree, permit or license regulating, relating to, or imposing liability or standards of conduct concerning, any environmental matters or conditions, environmental protection or conservation, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended; the Superfund Amendments and Reauthorization Act of 1986, as amended; the Resource Conservation and Recovery Act, as amended; the Toxic Substances Control Act, as amended; the Clean Air Act, as amended; the Clean Water Act, as amended; together with all regulations promulgated thereunder, and any other "Superfund" or "Superlien" law.

"ERISA" means, at any date, the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder, all as the same shall be in effect at such date;

'Euro' means the lawful currency of the EMU;

"Euro Business Day" means a Business Day on which the relevant international financial markets are open for the transaction of the business contemplated by this Agreement in London, England and New York, New York;

'Eurodollar Loan' means a Loan for which the rate of interest is determined by reference to the Eurodollar Rate;

"Eurodollar Rate" means, for the Interest Period for any Eurodollar Loan, the rate of interest per annum determined pursuant to the following formula:

         Eurodollar          Interbank Offered Rate        Applicable
         Rate            =    1-Eurodollar Reserve     +     Margin
                                   Requirement

"Eurodollar Reserve Requirement" means, at any time, the maximum rate at which reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against in the case of Eurodollar Loans, Eurocurrency liabilities (as such term is used in Regulation
D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the Eurodollar Rate is to be determined, or (ii) any category of extensions of credit or other assets which include Eurodollar Loans. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage;

"Event of  Default"  means any of the  occurrences  set forth as such in Section
10.01 hereof;

"Existing   Letters  of  Credit"   means  those  Letters  of  Credit  issued  by
NationsBank, which are outstanding on the Closing Date and which are described in Schedule1.02 attached hereto;

'5 Year Commitment' means, with respect to each Lender, the obligation of such Lender to make Advances to the Borrower up to an aggregate principal amount at any one time outstanding equal to such Lenders Applicable Commitment Percentage of the Total 5 Year Commitment;

'5 Year Facility' means the revolving credit facility providing for loans of up to $350,000,000 to the Borrower described in Section 2.01(b);

'5 Year Loan' means a Loan or Advance made to the Borrower pursuant to the 5 Year Facility;

'5 Year Notes' means, collectively, the promissory notes of the Borrower evidencing 5 Year Loans executed and delivered to the Lenders as provided in
Section 2.07(b) hereof substantially in the form attached hereto as Exhibit F-2, with appropriate insertions as to amounts, dates and names of Lenders;

'5 Year Termination Date' means (i) Stated 5 Year Termination Date or (ii) such earlier date of termination of Lenders obligations pursuant to Section 10.01 upon the occurrence of an Event of Default or (iii) such date as the Borrower may voluntarily permanently terminate the 5 Year Facility (including the Swing Line Facility) and the Competitive Bid Facility by payment in full of all outstanding 5 Year Loans (including the discharge of all Obligations to the Lenders and NationsBank with respect to Letters of Credit, Participations, Swing Line Loans and Competitive Bid Loans);

"Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the agent (in its individual capacity) on such day on such transactions as determined by the Agent;

"Fiscal Year" means the twelve month period of the Borrower beginning January 1 and ending December 31 of the same calendar year;

'Foreign Benefit Law' means any applicable statute, law, ordinance, code, rule, regulation, order or decree of any foreign nation or any province, state, territory, protectorate or other political subdivision thereof regulating, relating to, or imposing liability or standards of conduct concerning any pension, retirement, healthcare, death, disability or other employee benefit plan;

"Four-Quarter Period" means a period of four full consecutive fiscal quarter periods, taken together as one accounting period;

'Funding Bank' means any banking institution approved by the Agent located within a country which countrys currency constitutes an Alternative Currency;

"Generally Accepted Accounting Principles" means those principles of accounting set forth in pronouncements of the Financial Accounting Standards Board, the American Institute of Certified Public Accountants or which have other substantial authoritative support and are applicable in the circumstances as of the date of a report, as such principles are from time to time supplemented and amended;

"Government Securities" means direct obligations of, or obligations the timely payment of principal and interest on which are fully and unconditionally guaranteed by, the United States of America;

"Governmental Authority" shall mean any Federal, state, municipal, national or other governmental department, commission, board, bureau, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative or judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether of a state of the United States, the United States or a foreign governmental entity;

"Guarantors" means each Material Subsidiary of the Borrower who shall deliver to the Agent a Guaranty at the Closing Date and all Receivables Subsidiaries;

"Guaranty Agreement" means that certain Guaranty and Suretyship Agreement dated as of even date hereof in favor of the Agent, for the benefit of the Lenders, as the same may be amended, modified or supplemented;

"Hazardous Material" means and includes any pollutant, contaminant or hazardous, toxic or dangerous waste, substance or material (including, without limitation petroleum products, asbestos-containing material and lead), the generation, handling, storage, disposal, treatment, release, discharge or emission of which is subject to any Environmental Law;

"Indebtedness" means with respect to any Person, without duplication, all Indebtedness for Money Borrowed, all indebtedness of such Person for the acquisition of property, all indebtedness secured by any Lien on the property of such Person whether or not such indebtedness is assumed, all liability of such Person by way of endorsements (other than for collection or deposit in the ordinary course of business), all Contingent Obligations, all letters of credit, all Rate Hedging Obligations and other items which in accordance with Generally Accepted Accounting Principles is classified as a liability on a balance sheet other than accrued expenses and accrued taxes; but excluding all accounts payable in the ordinary course of business so long as payment therefor is due within one year; provided that in no event shall the term Indebtedness include partners' capital, surplus and retained earnings, minority interest in Persons, lease obligations (other than pursuant to Capital Leases), reserves for current and deferred income taxes and investment credits, other deferred credits and reserves, and deferred compensation obligations;

"Indebtedness for Money Borrowed" means all indebtedness in respect of money borrowed, including without limitation all Capital Leases and the deferred purchase price of any property or asset, evidenced by a promissory note, bond or similar written obligation for the payment of money (including, but not limited to, conditional sales or similar title retention agreements) and the undrawn amount of all Letters of Credit;

"Interbank Offered Rate" means, with respect to any Eurodollar Loan, for the Interest Period applicable thereto, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Dow Jones Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars or such other applicable page in the case of an Alternative Currency at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term Interbank Offered Rate shall mean, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars or the Alternative Currency, as the case may be, at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100th of 1%);

"Interest Period" (a) for each Eurodollar Loan means a period commencing on the date such Eurodollar Loan is made or Converted and each subsequent period commencing on the last day of the immediately preceding Interest Period for such Eurodollar Loan, and ending, at the Borrower's option, on the date one, two, three or six months thereafter as notified to the Agent by the Authorized Representative three (3) Business Days prior to the beginning of such Interest Period in the case of a Eurodollar Loan in Dollars and four (4) Business Days in the case of a Eurodollar Loan in an Alternative Currency; provided, that,

     (i) if the Authorized Representative fails to notify the Agent of the length of an Interest Period three (3) Business Days in the case of a Eurodollar Loan in Dollars and four (4) Business Days in the case of a Eurodollar Loan in an Alternative Currency prior to the first day of such Interest Period, the Loan for which such Interest Period was to be determined shall be deemed to be a Base Loan in Dollars as of the first day thereof;

     (ii) if an Interest Period for a Eurodollar Loan would end on a day which is not a Business Day such Interest Period shall be extended to the next Business Day (unless such extension would cause the applicable Interest Period to end in the succeeding calendar month, in which case such Interest Period shall end on the next preceding Business Day); and

     (iii) on any day, with respect to all Revolving Credit Loans and Competitive Bid Loans, there shall not be in effect more than seven (7) Interest Periods;

     (b) for each Competitive Bid Loan means the period commencing on the date of such Loan and ending on such date as may be mutually agreed upon by the Borrower and the Lender or Lenders making such Competitive Bid Loan or Loans, as the case may be, comprising such Competitive Bid Loan; provided that no Interest Period for a Competitive Bid Loan shall be for a period of less than seven nor greater than 120 days;

'Interest Rate Selection Notice' means the telephonic or telefacsimile request of an Authorized Representative to elect a subsequent Interest Period for or to convert a Loan or Loans of any Type, as such election or conversion shall be otherwise permitted herein. Any Interest Rate Selection Notice shall be binding on and irrevocable by the Borrower and, if given by telephone, shall be confirmed by facsimile transmission delivered to the Agent, or in the case of Swing Line Loans, NationsBank, effective upon receipt, on the same Business Day upon which the telephonic request is made, by the Authorized Representative in the form attached hereto as Exhibit E and incorporated herein by reference;

"LC Account Agreement" means the LC Account Agreement dated as of the date hereof between the Borrower and the Agent, as amended or modified from time to time;

"Letter of Credit" means a standby letter of credit issued by NationsBank for the account of the Borrower in favor of a Person advancing credit or securing an obligation on behalf of the Borrower including the Existing Letters of Credit;

"Letter of Credit Facility" means the facility described in Article III hereof providing for the issuance by NationsBank for the account of the Borrower of Letters of Credit in an aggregate stated amount at any time outstanding not exceeding the Total Letter of Credit Commitment;

"Letter of Credit  Outstandings"  means,  as of any date of  determination,  the
aggregate   amount   remaining   undrawn   under  all  Letters  of  Credit  plus
Reimbursement Obligations then outstanding;

"Lien" means any interest in property securing any obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. For the purposes of this Agreement, the Borrower and its Subsidiaries shall be deemed to be the owners of any property which any of them have acquired or hold subject to a conditional sale agreement, financing lease, or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes;

"Loan" or "Loans" means any borrowing under the Revolving Credit Loans, Swing Line Loans or Competitive Bid Loans;

"Loan Documents" means this Agreement, the Notes, the Guaranty Agreements, the Applications and Agreements for Letters of Credit, the LC Account Agreement and all other instruments and documents heretofore or hereafter executed or delivered to and in favor of the Agent for the benefit of the Lenders in connection with the Loans or the Letters of Credit made, issued or created under this Agreement as the same may be amended, modified or supplemented from the time to time;

'Loan Parties' means the Borrower and the Guarantors;

'Material Adverse Effect' means a material adverse effect on (i) the business, properties, operations or condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole, (ii) the ability of the Borrower to pay or perform its obligations, liabilities and indebtedness under the Loan Documents as such payment or performance becomes due in accordance with the terms thereof, or (iii) the rights, powers and remedies of the Agent or any Lender under any Loan Document or the validity, legality or enforceability thereof (including for purposes of clauses (ii) and (iii) the imposition of burdensome conditions with respect to such Loan Documents);

Material  Subsidiary  means those  Subsidiaries of Borrower listed on Schedule
1.03 other than those indicated as inactive and to be liquidated;

"Moody's" means Moody's Investors Service, Inc., a Delaware corporation;

"Multi-employer Plan" means an employee pension benefit plan covered by Title IV of ERISA and in respect of which the Borrower or any Subsidiary is an "employer" as described in Section 4001(b) of ERISA, which is also a multi-employer plan as defined in Section 4001(a)(3) of ERISA;

"Net Funded Indebtedness" means Consolidated Funded Indebtedness less cash and Eligible Securities (other than those described in clause (j) which are not otherwise permitted in clauses (a) through (i) of the definition of Eligible Securities) having a maturity of less than one year aggregating in excess of $25,000,000;

"Notes" means, collectively, the 5 Year Notes, the 364 Day Notes, the Swing Line Note and the Competitive Bid Notes which are to be delivered to the Lenders;

"Obligations" means the obligations, liabilities and Indebtedness of the Borrower with respect to (i)the principal and interest on the Loans as
evidenced  by  the  Notes,  (ii)the   Reimbursement   Obligations,   (iii)  all
liabilities of Borrower to the Lenders which arise under a Swap Agreement, and (iv) the payment and performance of all other obligations, liabilities and Indebtedness of the Borrower to the Lenders hereunder, under any one or more of the other Loan Documents or with respect to the Loans;

'Outstanding 5 Year Obligations' means the sum of (i) the outstanding 5 Year Loans, (ii) Outstanding Letters of Credit, (iii) Swing Line Outstandings and
(iv) outstanding Competitive Bid Loans, all as at the date of determination;

'Outstanding Letters of Credit' means all undrawn amounts of Letters of Credit plus Reimbursement Obligations;

'Outstanding 364 Day Obligations' means the sum of all outstanding 364 Day Loans as at the date of determination;

"Participation" means (i) with respect to any Lender (other than NationsBank) and a Letter of Credit, the extension of credit represented by the participation of such Lender hereunder in the liability of NationsBank in respect to a Letter of Credit issued by NationsBank in accordance with the terms hereof and (ii) with respect to any Lender (other than NationsBank) and a Swing Line Loan, the extension of credit represented by the participation of such Lender hereunder in the liability of NationsBank in respect of a Swing Line Loan made by NationsBank in accordance with the terms hereof;

'Permitted Liens' means:

     (a) Liens existing on the Closing Date set forth on Schedule 7.01(g);

     (b) any Lien for taxes not yet due or taxes or assessments or other governmental charges which are being actively contested in good faith by appropriate proceedings;

     (c) any Liens, pledges or deposits in connection with workers compensation or social security, assessments or other similar charges or deposits incidental to the conduct of the business of the Borrower or any Subsidiary or the ownership of any of their properties which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not in the aggregate materially detract from the value of their properties or materially impair the use thereof in the operation of their businesses;

     (d) any Lien existing on any properties of any corporation at the time it becomes a Subsidiary, or existing prior to the time of acquisition upon any properties acquired by the Borrower or any Subsidiary through purchase, merger, consolidation or otherwise, whether or not assumed by the Borrower or such Subsidiary;

     (e) statutory Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings;

     (f) pledges or deposits for the purpose of securing a stay or discharge in the course of any legal proceeding;

     (g) Liens consisting of encumbrances in the nature of zoning restrictions, easements, rights and restrictions of record on the use of real property on the date of the acquisition thereof and statutory Liens of landlords and lessors which in any case do not materially detract from the value of such property or impair the use thereof;

     (h) any Lien in favor of the United States of America or any department or agency thereof, or in favor of any state government or political subdivision thereof, or in favor of a prime contractor under a government contract of the United States, or of any state government or any political subdivision thereof, and, in each case, resulting from acceptance of partial, progress, advance or other payments in the ordinary course of business under government contracts of the United States, or of any state government or any political subdivision thereof, or subcontracts thereunder;

     (i) any Lien renewing, extending, refinancing or refunding any Lien permitted by clauses (a), (c), (d), (e), (f), (g) or (h) above; provided, however, that the principal amount secured is not increased, and the Lien is not extended to other properties.

"Person" means an individual, partnership, corporation, limited liability company, trust, unincorporated organization, association, joint venture or a government or agency or political subdivision thereof;

"Pre-Refunded Municipal Obligations" means obligations of any state of the United States of America or of any municipal corporation or other public body organized under the laws of any such state which are rated, based on the escrow, in the highest investment rating category by both S&P and Moody's and which have been irrevocably called for redemption and advance refunded through the deposit in escrow of Government Securities or other debt securities which are (i) not callable at the option of the issuer thereof prior to maturity, (ii) irrevocably pledged solely to the payment of all principal and interest on such obligations as the same becomes due and (iii) in a principal amount and bear such rate or rates of interest as shall be sufficient to pay in full all principal of, interest, and premium, if any, on such obligations as the same becomes due as verified by a nationally recognized firm of certified public accountants;

"Prime Rate" means the per annum rate of interest established from time to time by NationsBank as its prime rate, which rate may not be the lowest rate of interest charged by NationsBank to its customers;

"Principal Office" means the office of the Agent presently located at 101 North Tryon Street, 15th Floor, Charlotte, North Carolina 28255, Attention: Agency Services or such other office and address as the Agent may from time to time designate in writing to the Borrower;

"Rate Hedging Obligations" means any and all obligations of the Borrower, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts, warrants and those commonly known as interest rate "swap" agreements; and (b) any and all cancellations, buybacks, reversals, terminations or assignments of any of the foregoing;

'Receivables Subsidiary' means a Subsidiary of the Borrower which principal business is to acquire accounts receivable from the Borrower and/or its other Subsidiaries;

"Regulation D" means RegulationD of the Board as the same may be amended or supplemented from time to time;

"Reimbursement Obligation" shall mean at any time, the obligation of the Borrower with respect to any Letter of Credit to reimburse NationsBank and the Lenders to the extent of their respective Participations (including by the receipt by NationsBank of proceeds of Loans pursuant to Section 2.01(d)(iv)) for amounts theretofore paid by NationsBank pursuant to a drawing under such Letter of Credit;

"Repurchase Agreement" means a repurchase agreement entered into with any financial institution whose debt obligations or commercial paper are rated "A" by either of S&P or Moody's or "A-1" by S&P or "P-1" by Moody's;

"Required Lenders" means, as of any date, Lenders on such date having Credit Exposures (as defined below) aggregating at least 51% of the aggregate Credit Exposures of all the Lenders on such date. For purposes of the preceding sentence, the amount of the "Credit Exposure" of each Lender shall be equal at all times to its Revolving Credit Commitment; provided that, if any Lender shall have failed to pay (x) to NationsBank its Applicable Commitment Percentage of any Swing Line Loan or (y) to NationsBank its Applicable Commitment Percentage of any drawing under any Letter of Credit resulting in an outstanding Reimbursement Obligation, such Lender's Credit Exposure attributable to Swing Line Loans shall be deemed to be held by NationsBank for purposes of this definition, and such Lender's Credit exposure attributable to Letters of Credit, Reimbursement Obligations and the Letter of Credit Commitment shall be deemed to be held by the applicable Issuing Bank for purposes of this definition;

'Restricted Payment' means (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of Borrower or any of its Subsidiaries (other than those payable or distributable solely to the Borrower or a Subsidiary) now or hereafter outstanding, except a dividend payable solely in shares of a class of stock to the holders of that class; (b) any redemption, conversion, exchange, retirement or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of the Borrower or any of its Subsidiaries (other than those payable or distributable solely to the Borrower or a Subsidiary) now or hereafter outstanding; (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of the Borrower or any of its Subsidiaries now or hereafter outstanding; and (d) any issuance and sale of capital stock of any Subsidiary of the Borrower (or any option, warrant or right to acquire such stock) other than to the Borrower;

"Revolving Credit Commitment" means, with respect to each Lender, the obligation of such Lender to make Advances to the Borrower up to an aggregate principal amount at any one time outstanding equal to such Lender's Applicable Commitment Percentage of the Total Revolving Credit Commitment;

"Revolving Credit Facilities" means the facilities described in Section 2.01(a) and (b) hereof providing for Loans to the Borrower by the Lenders in the aggregate principal amount of up to the Total Revolving Credit Commitment less the aggregate amount of Total Outstanding Credit Obligations;

'Revolving Credit Loan' means a Loan made pursuant to either of the Revolving Credit Facilities;

"S&P" means Standard & Poor's, a division of McGraw-Hill Companies;

"Single Employer Plan" means any employee pension benefit plan covered by Title IV of ERISA and in respect of which the Borrower or any Subsidiary is an "employer" as described in Section 4001(b) of ERISA, which is not a Multi-employer Plan;

"Solvent" means, when used with respect to any Person, that at the time of determination:

     (i) the fair value of its assets is in excess of the total amount of its liabilities, including, without limitation, Contingent Obligations; and

     (ii) it is then able and expects to be able to pay its debts as they mature; and

     (iii) it has capital sufficient to carry on its business as conducted and as proposed to be conducted;

'Spot Rate of Exchange' means , (i) in determining the Dollar Equivalent Amount of a specified Alternative Currency amount as of any date, the spot exchange rate determined by the Agent in accordance with its usual procedures for the purchase by the Agent of Dollars with such Alternative Currency at approximately 10:00 A.M. on the Business Day that is two (2) Business Days prior to the date of the Advance or Conversion, and (ii) in determining the Alternative Currency Equivalent Amount of a specified Dollar amount on any date, the spot exchange rate determined by the Agent in accordance with its usual procedures for the purchase by the Agent of such Alternative Currency with Dollars at approximately 10:00 A.M. on the Business Day that is two (2) Business Days prior to the date of the Advance or Conversion;

'Stated 5 Year Termination Date' means October 27, 2003;

'Strategix Subsidiaries' means any corporation or other entity in which more than 50% of its outstanding voting stock or more than 50% of all equity interest was owned directly or indirectly by the Borrower and which were sold to Randstad US, L.P. pursuant to an Acquisition Agreement dated as of August 27, 1998 among the Borrower, Randstad US, L.P. and Randstad Holding, n.v.;

"Subsidiary" means any corporation or other entity in which more than 50% of its outstanding voting stock or more than 50% of all equity interests is owned directly or indirectly by the Borrower and/or by one or more of the Borrower's Subsidiaries;

"Swap Agreement" means one or more agreements with respect to Indebtedness evidenced by the Notes between the Borrower and a Lender, on terms mutually acceptable to such Borrower and such Lender, which agreements create Rate Hedging Obligations;

"Swing Line" means the revolving line of credit established by NationsBank in favor of the Borrower pursuant to Section 2.15;

"Swing Line Loans" means loans made by NationsBank  to the Borrower  pursuant to
Section 2.15;

'Swing Line Note' means the promissory note of the Borrower evidencing Swing Line Loans executed and delivered to NationsBank as provided in Section 2.07(d) hereof substantially in the form attached hereto as Exhibit F-4, with appropriate insertions as to amounts, dates and names;

"Swing Line Outstandings" means, as of any date of determination, the aggregate principal amount of all Swing Line Loans then outstanding;

'364 Day Commitment' means, with respect to each Lender, the obligation of such Lender to make Advances to the Borrower up to an aggregate principal amount at any one time outstanding equal to such Lenders Applicable Commitment Percentage of the 364 Day Facility;

'364 Day Facility' means the revolving credit facility providing for Loans of up to $150,000,000 to the Borrower described in Section 2.01(a);

'364 Day Extension Date' means October 27, 1999 and each date thereafter, if any, to which the 364 Day Termination Date has been extended pursuant to Section 2.16, but in no event later than the 5 Year Termination Date;

'364 Day Loan' means a Loan or Advance made to the Borrower pursuant to a 364 Day Facility;

'364 Day Notes' means, collectively, the promissory notes of the Borrower evidencing Loans executed and delivered to the Lenders as provided in Section 2.07(a) hereof substantially in the form attached hereto as Exhibit F-1, with appropriate insertions as to amounts, dates and names of Lenders;

'364 Day Termination Date' means the earlier of (i) the 364 Day Extension Date or (ii) the date of termination of Lenders obligations pursuant to Section
10.01 upon the occurrence of an Event of Default, or (iii) such date as the Borrower may voluntarily permanently terminate the 364 Day Facility by payment in full of all outstanding 364 Obligations, or (iv) the occurrence of the 5 Year Termination Date;

'Total  Alternative   Currency   Commitment'  means  an  amount  not  to  exceed
$50,000,000;

'Total 5 Year Commitment' means a principal amount equal to $350,000,000, as reduced from time to time in accordance with Section 2.08;

"Total Letter of Credit Commitment" means an amount not to exceed $40,000,000;

'Total Outstanding Credit Obligations' means the sum of the Outstanding 5 Year Obligations and the Outstanding 364 Day Obligations;

"Total  Revolving  Credit   Commitment"   means  a  principal  amount  equal  to
$500,000,000, as reduced from time to time in accordance with Section 2.08;

'Total 364 Day Commitment' means a principal amount equal to $150,000,000, as reduced from time to time in accordance with Section 2.08;

'Type' shall mean any type of Loan (i.e., a Base Loan or Eurodollar Loan);

"Unused Fee" means the fee payable by Borrower to the Agent for the benefit of the Lenders pursuant to Section 2.12, such fee to be determined as set forth under the definition of Applicable Margin;

'Year 2000 Compliant' means all computer applications (including those affected by information received from its suppliers and vendors) that are material to the Borrowers or any of its Subsidiaries business and operations will on a timely basis be able to perform properly data-sensitive functions involving all dates on and after January 1, 2000;

'Year 2000 Problem' means the risk that computer applications used by the Borrower and any of its Subsidiaries (including those affected by information received from its suppliers and vendors) may be unable to recognize and perform properly data-sensitive functions involving certain dates on and after January 1, 2000.

1.02 Accounting Terms. All accounting terms not specifically defined herein shall have the meanings assigned to such terms and shall be interpreted in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis.


1.03 Cross References. Unless otherwise specified, references in this Agreement and in each Loan Document to any Article or Section are references to such Article or Section of this Agreement or such Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Section, Article or definition.

1.04 Accounting and Financial Determinations. Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any accounting computation is required to be made, for the purpose of this Agreement, such determination or calculation shall, to the extent applicable, be made in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis except insofar as:

     (a) the Borrower shall have elected (with the concurrence of its independent public accountant and upon prior written notification to the Lenders) to adopt more recently promulgated Generally Accepted Accounting Principles (which election shall continue to be effective for subsequent years); and

     (b) the Agent and the Required Lenders shall have consented to such election (it being understood that such consent may be conditioned upon the implementation of such changes to Sections 8.01 and 8.02 as are appropriate to reflect such adoption of more recently promulgated Generally Accepted Accounting Principles and it being further understood that such consent shall be deemed to have been given upon the implementation of such changes).

     Upon a change in Generally Accepted Accounting Principles which becomes effective after the Closing Date which would have a material effect on the Company's consolidated financial statements and the assets and liabilities reflected therein or otherwise affect the calculation or the application of the covenants contained in Article VIII hereof or the calculation of the Applicable Margin, such change shall not be given effect for purposes hereof until sixty (60) days from the otherwise effective date of such change. Prior to such effectiveness the Agent, the Lenders and the Borrower shall in good faith negotiate to amend the pertinent provisions of this Agreement to account for such change to the extent appropriate to effect the substance thereof as of the Closing Date. If such an amendment is not entered into with respect to any such change, such change shall not be given effect for purposes hereof.

1.05 General Provisions Relating to Definitions. Terms for which meanings are defined in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The term "including" means including, without limiting the generality of any description preceding such term. Each reference herein to any Person shall include a reference to such Person's successors and permitted assigns. References to any instrument defined in this Agreement refer to such instrument as originally executed or, if subsequently varied, replaced or supplemented from time to time, as so varied, replaced or supplemented and in effect at the relevant time of reference thereto.

1.06 Time. Unless otherwise indicated, all references to time are to Charlotte, North Carolina time.

                                   ARTICLE II

                                    The Loans

2.01 Revolving Credit Facilities

(a) 364 Day Facility. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make Advances to the Borrower, from time to time from the Closing Date until the 364 Day Termination Date on a pro rata basis as to the total borrowing requested by the Borrower under the 364 Day Facility on any day determined by its Applicable Commitment Percentage up to but not exceeding the 364 Day Commitment of such Lender, provided, however, that the Lenders will not be required and shall have no obligation to make any Advance
(i) so long as a Default or an Event of Default has occurred and is continuing or (ii) if the Agent, in accordance with the terms of this Agreement, has accelerated the maturity of the Notes as a result of an Event of Default; provided further, however, that immediately after giving effect to each Advance, the principal amount of Outstanding 364 Day Obligations shall not exceed the Total 364 Day Commitment. Within such limits, the Borrower may borrow, repay and reborrow hereunder, on a Business Day from the Closing Date until, but (as to borrowings and reborrowings) not including, the 364 Day Termination Date; provided, however, that (x)no Eurodollar Loan shall be made which has an Interest Period that extends beyond the 364 Day Termination Date and (y)each Eurodollar Loan may, subject to the provisions of Section 2.09, be repaid only on the last day of the Interest Period with respect thereto unless such payment is accompanied by the additional payment, if any, required by Section 4.05. The Borrower agrees that if at any time the Outstanding 364 Day Obligations shall exceed the Total 364 Day Commitment, the Borrower shall immediately reduce the outstanding principal amount of the 364 Day Loans such that, as a result of such reduction, the Outstanding 364 Day Obligations shall not exceed the Total 364 Day Commitment.

(b) 5 Year Facility. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make Advances in Dollars or an Alternative Currency (as specified in the respective Borrowing Notice) to the Borrower under the 5 Year Facility from time to time from the Closing Date until the 5 Year Revolving Credit Termination Date on a pro rata basis as to the total borrowing requested by the Borrower on any day determined by such Lender's Applicable Commitment Percentage up to but not exceeding a Dollar Value equal to the 5 Year Commitment of such Lender, provided, however, that the Lenders will not be required and shall have no obligation to make any such Advance (i) so long as a Default or an Event of Default has occurred and is continuing or (ii) if the Agent has accelerated the maturity of any of the Notes as a result of an Event of Default; provided further, however, that immediately after giving effect to each such Advance, the Dollar Value of the principal amount of Outstanding 5 Year Obligations shall not exceed the Total 5 Year Commitment and the Dollar Value of outstanding Advances in Alternative Currencies shall not exceed the Total
Alternative Currency Commitment. Within such limits, the Borrower may borrow, repay and reborrow under the 5 Year Facility on a Business Day from the Closing Date until, but (as to borrowings and reborrowings) not including, the 5 Year Termination Date; provided, however, that (y)no Eurodollar Loan shall be made which has an Interest Period that extends beyond the Stated 5 Year Termination Date and (z)each Eurodollar Loan may, subject to the provisions of Section 2.09, be repaid only on the last day of the Interest Period with respect thereto unless such payment is accompanied by the additional payment, if any, required by Section 4.05. The Borrower agrees that if at any time the Outstanding 5 Year Obligations shall exceed the Total 5 Year Commitment, the Borrower shall immediately reduce the outstanding principal amount of the 5 Year Loans such that, as a result of such reduction, the Outstanding 5 Year Obligations shall not exceed the Total 5 Year Commitment.

(c) Amounts. (i) Each request for an Advance of an Alternative Currency under a Borrowing Notice shall constitute the Borrowers request for a Loan of the Dollar Value of the amount of the Alternative Currency specified in such Borrowing Notice and for such Loan to be made available by the Lenders to the Borrower in the Alternative Currency Equivalent Amount of such Dollar Value (determined based on the Advance Date Exchange Rate applicable to such Advance). The principal amount outstanding on any Loan shall be recorded in the Agents records in Dollars (in the case of an Advance of an Alternative Currency as if the Loan had initially been made in Dollars), based on the amount of any Eurodollar Loan Advance and on the Dollar Value of the initial Advance of an Alternative Currency, as reduced from time to time by the Dollar Equivalent Amount (based on the Advance Date Exchange Rate applicable to such Advance) of any principal payments with respect to such Advance. Advances in an Alternative Currency shall be limited to Eurodollar Rate Loans. In the event a Eurodollar Loan of an Alternative Currency is Continued, such election to Continue the Eurodollar Loan shall be treated as an Advance and the Agent shall notify the Borrower and the Lenders of the Advance Date Exchange Rate, Interest Period and the Eurodollar Rate for such Continued Eurodollar Loan. The Lenders shall each be deemed to have made an Advance to the Borrower of its Applicable Commitment Percentage of such Loan of an Alternative Currency and the Agent shall apply the Advance Date Exchange Rate for such new Interest Period to such Continued Alternative Currency Equivalent Amount to determine the new Dollar Value of such Eurodollar Loan and shall adjust its books and the Outstanding 5 Year Obligations. In the event that such adjustment with respect to a Continued Loan would cause either the total Dollar Value of Outstanding 5 Year Obligations to exceed the Total 5 Year Commitment or the Dollar Value of such Continued Alternative Currency Equivalent Amount to exceed the Total Alternative Currency Commitment, the Borrower shall, immediately on the effective date of such Continuation, repay (a Rate Adjustment Payment) the portion of such Continued Loan (applying the new Advance Date Exchange Rate) necessary to ensure that the total Dollar Value of all Outstanding 5 Year Obligations does not exceed the Total 5 Year Commitment and that the Dollar Value of such Continued Alternative Currency Equivalent Amount does not exceed the Total Alternative Currency Commitment, provided, however, that the Borrower shall not be required to pay any additional compensation pursuant to Section 4.02 with respect to a prepayment of a Loan required by this sentence if such prepayment is made immediately on the effective date of the Continuation giving rise to such prepayment and no notice of such prepayment shall be required. For the purposes of determining the maximum amount of Outstanding 5 Year Obligations hereunder, it is intended by the parties that all Loans shall be the functional equivalent of Loans made and repaid (based on the applicable Advance Date Exchange Rate for each Advance) in Dollars. It is recognized that one or more Lenders may elect to record Loans or Advances in Alternative Currencies. The Agent shall maintain records sufficient to identify at any time, (A) the Advance Date Exchange Rate with respect to each Advance, and (B) the portion of the Outstanding 5 Year Obligations attributable to each Advance.

     (ii) Except as otherwise permitted by the Lenders from time to time, the aggregate unpaid principal amount (including with respect to Loans of Alternative Currencies the total Dollar Value) of the Outstanding 5 Year Obligations shall not exceed at any time the Total 5 Year Commitment, and, in the event there shall be outstanding any such excess, the Borrower shall immediately make such payments and prepayments as shall be necessary to comply with this restriction. At no time shall the outstanding principal amount of Swing Line Loans exceed $20,000,000. Each Loan hereunder, other than Base Rate Refunding Loans and Swing Line Loans, and each Conversion under Section 2.08, shall be (A) in the case of Loans made in Dollars, in an amount of at least $5,000,000, and, if greater than $5,000,000, an integral multiple of $1,000,000, and (B) in the case of Loans made in an Alternative Currency, in an amount of at least $5,000,000 (or the equivalent thereof in any Alternative Currency), and, if greater than $5,000,000, an integral multiple of $1,000,000 (or the equivalent thereof if in any Alternative Currency).

(d) Advances and Rate Selection. An Authorized Representative shall give the Agent (A) at least three (3) Business Days' irrevocable written notice by telefacsimile transmission of a Borrowing Notice or Interest Rate Selection Notice (as applicable) with appropriate insertions, effective upon receipt, of each Eurodollar Loan (whether representing an additional borrowing hereunder or the Conversion of a borrowing hereunder) prior to 10:30 A.M., (B) at least four
(4) Business Days' irrevocable notice by telefacsimile transmission of a Borrowing Notice or Interest Rate Selection Notice (as applicable) with appropriate insertions, effective upon receipt, of each Alternative Currency Loan (whether representing an additional borrowing hereunder or the Conversion of a borrowing hereunder) prior to 10:30 A.M. and (C) irrevocable written notice by telefacsimile transmission of a Borrowing Notice or Interest Rate Selection Notice (as applicable) with appropriate insertions, effective upon receipt, of each Revolving Credit Loan (other than Base Rate Refunding Loans to the extent the same are effected without notice pursuant to Section 2.01(d)(iv)) that is a Base Loan (whether representing an additional borrowing hereunder or the Conversion of borrowing hereunder) prior to 10:30 A.M. on the day of such proposed Base Loan. Each such notice shall specify the amount of the borrowing, whether Dollar or Alternative Currency, the type of Loan (Base Rate or Eurodollar Rate), the date of borrowing and, if a Eurodollar Loan, the Interest Period to be used in the computation of interest. Notice of receipt of such Borrowing Notice or Interest Rate Selection Notice, as the case may be, together with the amount of each Lender's portion of an Advance requested thereunder, shall be promptly provided by the Agent to each Lender by telefacsimile transmission, but (provided the Agent shall have received such notice by 10:30 A.M.) not later than 1:00 P.M. on the same day as the Agent's receipt of such notice. At approximately 10:00 A.M. two (2) Business Days preceding the date specified for an Advance of an Alternative Currency, the Agent shall determine the Advance Date Exchange Rate and the applicable Eurodollar Rate. Not later than 10:45 A.M. two (2) Business Days preceding the date specified for each Advance of an Alternative Currency, the Agent shall provide the Borrower and each Lender notice by telefacsimile transmission of the Advance Date Exchange Rate applicable to such Advance, and the applicable Alternative Currency Equivalent Amount of the Loan or Loans required to be made by each Lender on such date, and the Dollar Value of such Loan or Loans and the applicable Eurodollar Rate.

     (ii) (A) In the case of Advances in Dollars, not later than 2:00 P.M. on the date specified for each borrowing under this Section 2.01, each Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make the amount of the Advance or Advances to be made by it on such day available by wire transfer to the Agent in the amount of its pro rata share, determined according to such Lender's Applicable Commitment Percentage of the Revolving Credit Loan or Revolving Credit Loans to be made on such day. Such wire transfer shall be directed to the Agent at the Principal Office and shall be in the form of Dollars constituting immediately available funds. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by delivery of the proceeds thereof to the Borrower's Account or otherwise as shall be directed in the applicable Borrowing Notice by the Authorized Representative and reasonably acceptable to the Agent.

          (B) In the case of Advances of an Alternative Currency, not later than 10:00 A.M. on the date specified for each Advance, each Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make the amount of the Loan or Loans to be made by it on such day available to the Borrower at the Funding Bank, to the account of the Agent with the Funding Bank. The amount so received by the Funding Bank shall, subject to the terms and conditions of the Loan Documents and upon instruction from the Agent to the Funding Bank on the same day or immediately preceding day but no later than 10:00 A.M., be made available to the Borrower by delivery of the Alternative Currency Equivalent Amount to the Borrowers account with the Funding Bank.

     (iii) The Borrower shall have the option to elect the duration of the initial and any subsequent Interest Periods and to Convert the Loans in accordance with Section 2.09. Eurodollar Loans and Base Loans may be outstanding at the same time, provided, however, there shall not be outstanding at any one time Eurodollar Loans having more than seven (7) different Interest Periods. If the Agent does not receive a Borrowing Notice or an Interest Rate Selection Notice giving notice of election of the duration of an Interest Period or of Conversion of any Loan to or Continuation of a Loan as a Eurodollar Loan by the time prescribed by
     Section 2.01(c) or 2.09, the Borrower shall be deemed to have elected to Convert such Loans to (or continue such Loan as) a Base Loan in Dollars until the Borrower notifies the Agent in accordance with Section 2.09.

     (iv) Notwithstanding the foregoing, if a drawing is made under any Letter of Credit, such drawing is honored by NationsBank prior to the Stated 5 Year Termination Date, and the Borrower shall not immediately fully reimburse NationsBank in respect of such drawing, (A) provided that the conditions to making a 5 Year Loan as herein provided shall then be satisfied, the Reimbursement Obligation arising from such drawing shall be paid to NationsBank by the Agent without the requirement of notice to or from the Borrower from immediately available funds which shall be advanced as a Base Rate Refunding Loan by each Lender under the 5 Year Facility in an amount equal to such Lenders Applicable Commitment Percentage of such Reimbursement Obligation, and (B) if the conditions to making a 5 Year Loan as herein provided shall not then be satisfied, each of the Lenders shall fund by payment to the Agent (for the benefit of NationsBank) in immediately available funds the purchase from NationsBank of their respective Participations in the related Reimbursement Obligation based on their respective Applicable Commitment Percentages of the Total Letter of Credit Commitment. If a drawing is presented under any Letter of Credit in accordance with the terms thereof and the Borrower shall not immediately reimburse NationsBank in respect thereof, then notice of such drawing or payment shall be provided promptly by NationsBank to the Agent and the Agent shall promptly provide notice to each Lender by telephone or telefacsimile transmission. If notice to the Lenders of a drawing under any Letter of Credit is given by the Agent at or before 12:00 noon on any Business Day, each Lender shall, pursuant to the conditions specified in this Section 2.01(d)(iv), either make a Base Rate Refunding Loan or fund the purchase of its Participation in the amount of such Lender's Applicable Commitment Percentage of such drawing or payment and shall pay such amount to the Agent for the account of NationsBank at the Principal Office in Dollars and in immediately available funds before 2:30 P.M. on the same Business Day. If notice to the Lenders of a drawing under a Letter of Credit is given by the Agent after 12:00 noon on any Business Day, each Lender shall, pursuant to the conditions specified in this Section 2.01(d)(iv), either make a Base Rate Refunding Loan or fund the purchase of its Participation in the amount of such Lender's Applicable Commitment Percentage of such drawing or payment and shall pay such amount to the Agent for the account of NationsBank at the Principal Office in Dollars and in immediately available funds before 12:00 noon on the next following Business Day. Any such Base Rate Refunding Loan shall be advanced as, and shall continue as, a Base Loan unless and until the Borrower Converts such Base Loan in accordance with the terms of Section 2.09.

2.02 Competitive Bid Loans

(a) In addition to Revolving Credit Loans, at any time prior to the 5 Year Termination Date and provided no Default or Event of Default exists hereunder, the Borrower may, as set forth in this Section 2.02, request the Lenders to make offers to make Competitive Bid Loans under the 5 Year Facility to the Borrower in Dollars. The Lenders may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section 2.02. Competitive Bid Loans shall bear interest at the Absolute Rate. There may be no more than seven (7) different Interest Periods, for both Revolving Credit Loans and Competitive Bid Loans outstanding at the same time (for which purpose Interest Periods for each Revolving Credit Loan and each Competitive Bid Loan shall be deemed to be different Interest Periods even if they are coterminous). The aggregate principal amount of all outstanding Competitive Bid Loans, together with the sum of all other Outstanding 5 Year Obligations, shall not exceed the Total 5 Year Commitment at any time. The aggregate principal amount of all outstanding Competitive Bid Loans shall not exceed one hundred percent (100%) of the Total 5 Year Commitment at any time. No Competitive Bid Loan shall have a maturity date subsequent to the 5 Year Termination Date. The aggregate outstanding principal amount of Competitive Bid Loans of any Lender shall not at any time exceed such Lenders 5 Year Commitment.

(b) When the Borrower wishes to request offers to make Competitive Bid Loans, it shall give the Agent (which shall promptly notify the Lenders) notice (a "Competitive Bid Quote Request") to be received no later than 11:00 a.m. on the fourth Business Day next preceding the date of borrowing proposed therein (or such other time and date as the Borrower and the Agent, with the consent of the Required Lenders, may agree). The Borrower may request the Agent to issue offers to make Competitive Bid Loans for up to two (2) different Interest Periods in a single notice; provided that the request for each separate Interest Period shall be deemed to be a separate Competitive Bid Quote Request for a separate borrowing (a "Competitive Bid Borrowing") and there shall not be outstanding at any one time more than four (4) Competitive Bid Borrowings. Each such Competitive Bid Quote Request shall be substantially in the form of ExhibitH attached hereto and incorporated herein by reference and shall specify as to each Competitive Bid Borrowing:

     (i) the proposed date of such borrowing, which shall be a Business Day;

     (ii) the aggregate amount of such Competitive Bid Borrowing, which shall be at least $10,000,000 (or in increments of $1,000,000 in excess thereof) but shall not cause the limits specified in Section 2.02(a) hereof to be violated;

     (iii) the duration of the Interest Period applicable thereto; and

     (iv) the date on which the Competitive Bid Quotes are to be submitted if it is before the proposed date of borrowing (the date on which such Competitive Bid Quotes are to be submitted is called the "Quotation Date").

     Except as otherwise provided in this Section 2.02(b), no more than two (2) Competitive Bid Quote Requests shall be given within five (5) Business Days (or such other number of days as the Borrower and the Agent, with the consent of the Required Lenders, may agree) of any other Competitive Bid Quote Request. Together with each Competitive Bid Quote Request which the Borrower requires the Agent to issue pursuant to this Section 2.02(b), the Borrower shall pay to the Agent for the account of the Agent a bid administration fee of $1,500.00 per Competitive Bid Borrowing.

(c) (i) Each Lender may submit one or more Competitive Bid Quotes, each containing an offer to make a Competitive Bid Loan in response to any Competitive Bid Quote Request; provided that, if the Borrowers request under
Section 2.02(b) hereof specified more than one Interest Period, such Lender may make a single submission containing one or more Competitive Bid Quotes for each such Interest Period. Each Competitive Bid Quote must be submitted to the Agent not later than 9:30 a.m. on the Quotation Date (or such other time and date as the Borrower and the Agent, with the consent of the Required Lenders, may agree) provided that any Competitive Bid Quote may be submitted by the Agent (or its Applicable Lending Office) only if the Agent (or such Applicable Lending Office) notifies the Borrower of the terms of the offer contained therein not later than 9:15 a.m. on the Quotation Date. Subject to Articles IV, VI and X hereof, any Competitive Bid Quote so made shall be irrevocable except with the consent of the Agent given on the written instructions of the Borrower.

     (ii) Each Competitive Bid Quote shall be substantially in the form of Exhibit G attached hereto and incorporated herein by reference and shall specify:

          (A) the proposed date of borrowing and the Interest Period therefor;

          (B) the principal amount of the Competitive Bid Loan for which each such offer is being made, which principal amount shall be at least $5,000,000 (or in increments of $1,000,000 in excess thereof); provided that the aggregate principal amount of all Competitive Bid Loans for which a Lender submits Competitive Bid Quotes (x) may not exceed the 5 Year Commitment of such Lender and (y) may not exceed the principal amount of the Competitive Bid Borrowing for a particular Interest Period for which offers were requested;

          (C) the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/10,000th of 1%) offered for each such Competitive Bid Loan (the "Absolute Rate"); and

          (D) the identity of the quoting Lender.

          Unless otherwise agreed by the Agent and the Borrower, no Competitive Bid Quote shall contain qualifying, conditional or similar language or propose terms other than or in addition to those set forth in the applicable Competitive Bid Quote Request and, in particular, no Competitive Bid Quote may be conditioned upon acceptance by the Borrower of all (or some specified minimum) of the principal amount of the Competitive Bid Loan for which such Competitive Bid Quote is being made.

(d) The Agent shall, as promptly as practicable after the Competitive Bid Quote is submitted (but in any event not later than 10:30 A.M. Charlotte, North Carolina time on the Quotation Date or such other time and date as the Borrower and the Agent, with the consent of the Required Lenders, may agree), notify the Borrower of the terms (i) of any Competitive Bid Quote submitted by a Lender that is in accordance with Section 2.02(c) hereof and (ii) of any Competitive Bid Quote that amends, modifies or is otherwise inconsistent with a previous Competitive Bid Quote submitted by such Lender with respect to the same Competitive Bid Quote Request. Any such subsequent Competitive Bid Quote shall be disregarded by the Agent unless such subsequent Competitive Bid Quote is submitted solely to correct a manifest error in such former Competitive Bid Quote. The Agents notice to the Borrower shall specify (A) the aggregate principal amount of the Competitive Bid Borrowing for which orders have been received and (B) the respective principal amounts and Absolute Rates so offered by each Lender (identifying the Lender that made each Competitive Bid Quote).

(e) Not later than 11:00 A.M. on the Quotation Date (or such other time and date as the Borrower and the Agent, with the consent of the Required Lenders, may agree), the Borrower shall notify the Agent of its acceptance or nonacceptance of the offers so notified to it pursuant to Section 2.02(d) hereof (and the failure of the Borrower to give such notice by such time shall constitute nonacceptance) and the Agent shall promptly notify each affected Lender. In the case of acceptance, such notice shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Competitive Bid Quote in whole or in part (provided that any Competitive Bid Quote accepted in part shall be at least $5,000,000 or in increments of $1,000,000 in excess thereof); provided that:

     (i) the aggregate principal amount of each Competitive Bid Borrowing may not exceed the applicable amount set forth in the related Competitive Bid Quote Request;

     (ii) the aggregate principal amount of each Competitive Bid Borrowing shall be at least $5,000,000 (or an increment of $1,000,000 in excess thereof) but shall not cause the limits specified in Section2.02(a) hereof to be violated;

     (iii) except as provided below, acceptance of Competitive Bid Quotes for any Interest Period may be made only in ascending order of Absolute Rates, beginning with the lowest rate so offered; and

     (iv) the Borrower may not accept any Competitive Bid Quote where such Competitive Bid Quote fails to comply with Section 2.02(c)(ii) hereof or otherwise fails to comply with the requirements of this Agreement (including, without limitation, Section 2.02(a) hereof).

     Any of the conditions above notwithstanding, the Borrower may, in its sole discretion, accept a Competitive Bid Quote that does not contain the lowest Absolute Rate where acceptance of the Competitive Bid Quote containing the lowest Absolute Rate would cause the Outstanding 5 Year Obligations owing to a Lender or Lenders offering the lowest Absolute Rate to exceed the Total 5 Year Commitment.

     If Competitive Bid Quotes are made by two or more Lenders with the same Absolute Rates for a greater aggregate principal amount than the amount in respect of which Competitive Bid Quotes are accepted for the related Interest Period after the acceptance of all Competitive Bid Quotes, if any, of all lower Absolute Rates offered by any Lender for such related Interest Period, the principal amount of Competitive Bid Loans in respect of which such Competitive Bid Quotes are accepted shall be allocated by the Borrower among such Lenders as nearly as possible (in amounts of at least $1,000,000 or in increments of $100,000 in excess thereof) in proportion to the aggregate principal amount of such Competitive Bid Quotes. Determinations by the Borrower of the amounts of Competitive Bid Loans and the lowest bid after adjustment as provided in Section 2.02(e)(iii) shall be conclusive in the absence of manifest error.

(f) Any Lender whose offer to make any Competitive Bid Loan has been accepted shall, not later than 1:00 p.m. on the date specified for the making of such Loan, make the amount of such Loan available to the Agent at the Principal Office in Dollars and in immediately available funds, for account of the Borrower. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower on such date by depositing the same, in Dollars and in immediately available funds, in the Borrowers Account.

2.03 Payment of Interest. (a) The Borrower shall pay interest (i) to the Agent at the Principal Office for the account of each Lender on the outstanding and unpaid principal amount of each Revolving Credit Loan made by such Lender in Dollars for the period commencing on the date of such Loan until such Loan shall be due at the Eurodollar Rate or the Base Rate, as elected or deemed elected by the Borrower or otherwise applicable to such Loan as herein provided, (ii) to the Agent at the Principal Office for the account of each Lender on the outstanding and unpaid principal amount of each Revolving Credit Loan made by such Lender in an Alternative Currency, such payment to be made in the Alternative Currency, (iii) to the Agent at the Principal Office for the account of the Lender making a Competitive Bid Loan, at the Absolute Rate, and (iv) to the Agent in the case of each Swing Line Loan, at the Adjusted CD Rate; provided, however, that if any amount shall not be paid when due (at maturity, by acceleration or otherwise), all amounts outstanding hereunder shall bear interest thereafter at the Default Rate from the date such amount was due and payable until the date such amount is paid in full.

     (b) Interest on each Revolving Credit Loan, Competitive Bid Loan and Swing Line Loan shall be computed on the basis of a year of 360 days and calculated for the actual number of days elapsed. Interest on each Revolving Credit Loan and Competitive Bid Loan shall be paid (i)quarterly in arrears on the last Business Day of each March, June, September and December, commencing December 31, 1998, for each Base Loan and Swing Line Loan, (ii) on the last day of the applicable Interest Period for each Eurodollar Loan and, if such Interest Period extends for more than three
     (3) months, at intervals of three (3) months after the first day of such Interest Period, and (iii) upon the 5 Year Termination Date in the case of 5 Year Loans and the 364 Day Termination Date in the case of 364 Day Loans. Interest payable at the Default Rate shall be payable on demand.

2.04 Payment of Principal. The principal amount of the Outstanding 364 Day Obligations and Outstanding 5 Year Obligations shall be due and payable to the Agent for the benefit of each Lender in full on the 364 Day Termination Date in the case of 364 Day Loans and the 5 Year Termination Date in the case of 5 Year Loans, or earlier as specifically provided herein. Such principal amount shall be recorded in Dollars as set forth in Section 2.01. The principal amount of all Competitive Bid Loans shall be due and payable to the Agent for the benefit of the Lender making such Competitive Bid Loans in full on the last day of the Interest Period therefor, or earlier as herein expressly provided. The repayment of such principal amount of Alternative Currency Loans shall be made in the appropriate Alternative Currency as follows: the portion of the Outstanding 5 Year Loans attributable to each specified Advance (or the Continuation or Conversion thereof) (as determined from the Agents records) shall be repaid in the same Alternative Currency and in the same amount as such Advance. The principal amount of any Base Loan may be prepaid in Dollars in whole or in part at any time. The principal amount of any Eurodollar Loan may be prepaid only at the end of the applicable Interest Period unless the Borrower shall pay to the Agent for the account of the Lenders the additional amount, if any, required under Section 4.02. All prepayments of Revolving Credit Loans made by the Borrower shall be in the amount of $5,000,000 (or the equivalent thereof in any Alternative Currency) or such greater amount which is an integral multiple of $1,000,000 (or the equivalent thereof in any Alternative Currency), or the amount equal to all outstanding 364 Day Loans or 5 Year Loans, as the case may be, or such other amount as necessary to comply with Section 2.01(b) or Section 2.08.

2.05 Non-Conforming Payments. Each payment of principal (including any prepayment) and payment of interest and fees, and any other amount required to be paid to the Lenders with respect to the Revolving Credit Loans, shall be made to the Agent at the Principal Office, for the account of each Lender, in Dollars in the case Loans made in Dollars and in the same Alternative Currency in the case of Loans made in Alternative Currencies, in immediately available funds before 12:30 P.M. on the date such payment is due. The Borrower shall give the Agent one (1) Business Days prior written notice of any payment of principal, such notice to be given prior to 10:00 A.M. and to specify (i) the date the payment will be made and (ii) the Loan to which payment relates. The Agent may, at the election of the Borrower, but shall not be obligated to, debit the amount of any such payment which is not made by such time to any ordinary deposit account, if any, of the Borrower with the Agent.

     (b) The Agent shall deem any payment made by or on behalf of the Borrower hereunder that is not made both (i) in Dollars in the case of Loans made in Dollars and in the required Alternative Currency in the case of Loans made in Alternative Currencies in immediately available funds and (ii) prior to 12:30 P.M. on the date payment is due to be a non-conforming payment. Any such payment shall not be deemed to be received by the Agent until the later of (i)the time such funds become available funds and (ii)the next Business Day. Any non-conforming payment may constitute or become a Default or Event of Default at the determination of the Agent. The Agent shall give prompt telephonic or telefacsimile notice to the Borrower if a non-conforming payment constitutes a Default or an Event of Default.
     Interest shall continue to accrue on any principal as to which a non-conforming payment is made until the later of (x) the date such funds become available funds or (y) the next Business Day at the Default Rate from the date such amount was due and payable.

     (c) In the event that any payment hereunder or under the Notes becomes due and payable on a day other than a Business Day, then such due date shall be extended to the next succeeding Business Day unless provided otherwise under clause (ii) of the definition of "Interest Period"; provided that interest shall continue to accrue during the period of any such extension and provided further, that in no event shall any such due date be extended beyond the Revolving Credit Termination Date.

2.06 Borrower's Account. The Borrower shall continuously maintain the Borrower's Account for the purposes herein contemplated.

2.07 Notes. (a) 364 Day Loans made by each Lender, shall be evidenced by, and be repayable with interest in accordance with the terms of, the 364 Day Note payable to the order of such Lender in the amount of its Applicable Commitment Percentage of the Total 364 Day Commitment, which 364 Day Note shall be dated the Closing Date or such later date pursuant to an Assignment and Acceptance and shall be duly completed, executed and delivered by the Borrower.

     (b) 5 Year Loans made by each Lender shall be evidenced by, and be repayable with interest in accordance with the term of, the 5 Year Note payable to the order of such Lender in the amount of its Applicable Commitment Percentage of the Total 5 Year Commitment, which 5 Year Note shall be dated the Closing Date or such later date pursuant to an Assignment and Acceptance and shall be duly completed, executed and delivered by the Borrower.

     (c) Competitive Bid Loans made by any Lender shall be evidenced by, and be repayable with interest in accordance with the terms of, the Competitive Bid Note payable to the order of such Lender in the amount of such Lenders 5 Year Commitment (but the aggregate outstanding principal amount of Competitive Bid Loans may not at any time exceed one hundred percent (100%) of the Total 5 Year Commitment) which shall be dated the Closing Date or such later date pursuant to an Assignment and Acceptance and shall be duly completed, executed and delivered by the Borrower.

     (d) Swing Line Loans made by NationsBank shall be evidenced by the Swing Line Note in the principal amount of $20,000,000, and shall be repayable with interest in accordance with the terms of the Swing Line Note dated the Closing Date and duly executed and delivered by the Borrower.

2.08 Reductions. The Borrower shall, by notice from an Authorized Representative, have the right from time to time, upon not less than two (2) Business Days' written notice to the Agent to reduce either the Total 364 Day Commitment or the Total 5 Year Commitment, or both, without penalty or premium (other than amounts, if any, payable under Section 4.05). Each such reduction shall be in the aggregate amount of $1,000,000 or such greater amount which is in an integral multiple of $1,000,000, or the entire remaining Total 364 Day Commitment or Total 5 Year Commitment, as the case may be, and shall permanently reduce the Total 364 Day Commitment or the Total 5 Year Commitment; provided, that a reduction made pursuant to Section 9.05 shall be in the amount of the net proceeds received by the Borrower or its Subsidiaries, such payment to be applied to permanently reduce the 5 Year Facility first. No such reduction shall result in the payment of any Eurodollar Loan other than on the last day of the Interest Period of such Loan unless such prepayment is accompanied by amounts due, if any, under Section 4.05. Each reduction of the Total 364 Day Commitment shall be accompanied by payment of the Loans to the extent that the sum of the Outstanding 364 Day Obligations exceed the Total 364 Day Commitment and each reduction of the Total 5 Year Commitment shall be accompanied by payment of the 5 Year Loans to the extent the sum of the Outstanding 5 Year Obligations exceed the Total 5 Year Commitment, after giving effect to such reduction, together with accrued and unpaid interest on the amounts prepaid.

2.09 Conversions and Elections of Subsequent Interest Periods. Subject to the limitations set forth below and in Article IV hereof, the Borrower may:

     (a) upon delivery, effective upon receipt, of a properly completed Interest Rate Selection Notice to the Agent on or before 10:30 A.M. time on any Business Day, Convert all or a part of Eurodollar Loans to Base Loans on the last day of the Interest Period for such Eurodollar Loans; and

     (b) provided that no Default or Event of Default shall have occurred and be continuing upon delivery, effective upon receipt, of a properly completed Interest Rate Selection Notice to the Agent on or before 10:30 A.M. three
     (3) Business Days' prior to the date of such election or Conversion:

          (i) elect a subsequent Interest Period for all or a portion of Eurodollar Loans to begin on the last day of the then current Interest Period for such Eurodollar Loans; and

          (ii) Convert Base Loans to Eurodollar Loans on any Business Day.

     Each election and Conversion pursuant to this Section 2.09 shall be subject to the limitations on Eurodollar Loans set forth in the definition of "Interest Period" herein and in Sections 2.01, 2.02 and Article IV. The Agent shall give written notice to each Lender of such notice of election or Conversion prior to 2:00 P.M. on the day such notice of election or Conversion is received. All such Continuations or Conversions of Loans shall be effected pro rata based on the Applicable Commitment Percentages of the Lenders.

2.10 Increase and Decrease in Amounts. The amount of the Total 5 Year Commitment which shall be available to the Borrower shall be reduced by the aggregate amount of all Letter of Credit Outstandings, all Swing Line Outstandings and all outstanding Competitive Bid Loans.

2.11 Pro Rata Payments. Except as otherwise provided herein, (a)each payment and prepayment on account of the principal of and interest on the Loans (other than Competitive Bid Loans and Swing Line Loans) and the fees described in
Section 2.12 hereof shall be made to the Agent in the aggregate amount payable to the Lenders for the account of the Lenders pro rata based on their Applicable Commitment Percentages, (b) each payment of principal and interest on the Competitive Bid Loans shall be made to the Agent for the account of the Lender making such Competitive Bid Loan, (c) each payment of principal and interest on Swing Line Loans shall be made to the Agent for the account of NationsBank, (d) all payments to be made by the Borrower for the account of each of the Lenders on account of principal, interest and fees, shall be made without set-off or counterclaim, and (e) the Agent will distribute such payments when received to the Lenders as provided for herein.

2.12 Unused Fee. For the period beginning on the Closing Date and ending on the 364 Day Termination Date (or such earlier date on which the 364 Day Facility has terminated), the Borrower agrees to pay to the Agent, for the pro rata benefit of the Lenders based on their Applicable Commitment Percentages an Unused Fee equal to the Applicable Margin per annum for the 364 Day Facility times the sum of the daily amount by which the Total 364 Day Commitment exceeds the sum of the average daily Outstanding 364 Day Obligations. For the period beginning on the Closing Date and ending on the 5 Year Termination Date (or such earlier date on which the 5 Year Facility has terminated), the Borrower agrees to pay to the Agent, for the pro rata benefit of the Lenders based on their Applicable Commitment Percentages an Unused Fee equal to the Applicable Margin per annum for the 5 Year Facility times the sum of the daily amount by which the Total 5 Year Commitment exceeds the sum of the average daily Outstanding 5 Year Obligations (which do not include Swing Line Outstandings in the case of Lenders and outstanding Competitive Bid Loans). Such payments of fees provided for in this Section shall be due in arrears on the last Business Day of each March, June, September and December beginning December 31, 1998 to and on the 364 Day Termination Date in the case of the 364 Day Facility and 5 Year Termination Date in the case of the 5 Year Facility (or such earlier date on which such Facility has terminated). Notwithstanding the foregoing, so long as any Lender fails to make available any portion of its 364 Day Commitment or 5 Year Commitment when requested, such Lender shall not be entitled to receive payment of its pro rata share of such fees until such Lender shall make available such portion. Such fee shall be calculated on the basis of a year of 360 days for the actual number of days elapsed.

2.13 Deficiency Avances. No Lender shall be responsible for any default of any other Lender in respect to such other Lender's obligation to make any Loan or fund its purchase of any Participation hereunder nor shall the 364 Day Commitment or 5 Year Commitment of any Lender hereunder be increased as a result of such default of any other Lender. Without limiting the generality of the foregoing, in the event any Lender shall fail to advance funds to the Borrower as herein provided, the Agent may in its discretion, but shall not be obligated to, advance under the Note in its favor as a Lender evidencing Revolving Credit Loans all or any portion of such amount or amounts (each, a "deficiency advance") and shall thereafter be entitled to payments of principal of and interest on such deficiency advance in the same manner and at the same interest rate or rates to which such other Lender would have been entitled had it made such advance under its Note; provided that, upon payment to the Agent from such other Lender of the entire outstanding amount of each such deficiency advance, together with accrued and unpaid interest thereon, from the most recent date or dates interest was paid to the Agent by the Borrower on each Loan comprising the deficiency advance at the interest rate per annum for overnight borrowing by the Agent from the Federal Reserve Bank, then such payment shall be credited against the Note of the Agent evidencing Revolving Credit Loans in full payment of such deficiency advance and the Borrower shall be deemed to have borrowed the amount of such deficiency advance from such other Lender as of the most recent date or dates, as the case may be, upon which any payments of interest were made by the Borrower thereon. Nothing contained in the foregoing shall be construed in any way to limit the ability of any Loan Party from pursuing whatever legal remedy it may have as a result of a Lenders failure to fund its portion of a Loan.

2.14 Use of Proceeds. The proceeds of the Loans made pursuant to the Revolving Credit Facilities hereunder shall be used by the Borrower for working capital, capital expenditures and other lawful general corporate purposes including Acquisitions to the extent permitted herein.

2.15 Swing Line. (a) Notwithstanding any other provision of this Agreement to the contrary, in order to administer the 5 Year Facility in an efficient manner and to minimize the transfer of funds between the Agent and the Lenders, NationsBank shall make available Swing Line Loans in Dollars to the Borrower prior to the 5 Year Termination Date. NationsBank shall not make any Swing Line Loan pursuant hereto (i) if, to the actual knowledge of NationsBank, the Borrower is not in compliance with all the conditions to the making of Loans set forth in this Agreement, (ii) if after giving effect to such Swing Line Loan, the Swing Line Outstandings exceed $20,000,000, or (iii) if after giving effect to such Swing Line Loan, the Outstanding 5 Year Obligations exceed the Total 5 Year Commitment. Swing Line Loans shall be limited to Loans bearing interest at the Adjusted CD Rate. The Borrower may borrow, repay and reborrow under this
Section 2.15. Unless notified to the contrary by NationsBank, borrowings under the Swing Line shall be made in the minimum amount of $500,000 or, if greater, in amounts which are integral multiples of $50,000, or in the amount necessary to effect a Base Rate Refunding Loan, upon written request by telefacsimile transmission, effective upon receipt, by an Authorized Representative of the Borrower made to NationsBank not later than 12:30 P.M. on the Business Day of the requested borrowing. Each such Borrowing Notice shall specify the amount of the borrowing and the date of borrowing, and shall be in the form of Exhibit D-2, with appropriate insertions. Unless notified to the contrary by NationsBank, each repayment of a Swing Line Loan shall be in an amount which is an integral multiple of $50,000 or the aggregate amount of all Swing Line Outstandings. If the Borrower instructs NationsBank to debit any demand deposit account of the Borrower in the amount of any payment with respect to a Swing Line Loan, or NationsBank otherwise receives repayment, after 2:00 P.M. on a Business Day, such payment shall be deemed received on the next Business Day.

     (b) Swing Line Loans shall bear interest at the Adjusted CD Rate, the interest payable on Swing Line Loans is solely for the account of NationsBank, and all accrued and unpaid interest on Swing Line Loans shall be payable on the dates and in the manner provided in Sections 2.01(c) and
     2.03 with respect to interest on Base Loans. The Swing Line Outstandings shall be evidenced by the Note delivered to NationsBank pursuant to Section 2.07(d).

     (c) Upon the making of a Swing Line Loan, each Lender shall be deemed to have purchased from NationsBank a Participation therein in an amount equal to that Lender's Applicable Commitment Percentage of such Swing Line Loan. Upon demand made by NationsBank, each Lender shall, according to its Applicable Commitment Percentage of such Swing Line Loan, promptly provide to NationsBank its purchase price therefor in an amount equal to its Participation therein. Any Advance made by a Lender pursuant to demand of NationsBank of the purchase price of its Participation shall be deemed (i) provided that the conditions to making Loans shall be satisfied, a Base Rate Refunding Loan under Section 2.01(b) until the Borrower Converts such Base Loan in accordance with the terms of Section 2.09, and (ii) in all other cases, the funding by each Lender of the purchase price of its Participation in such Swing Line Loan. The obligation of each Lender to so provide its purchase price to NationsBank shall be absolute and unconditional and shall not be affected by the occurrence of an Event of Default or any other occurrence or event.


     The Borrower, at its option and subject to the terms hereof, may request an Advance pursuant to Section 2.01(b) in an amount sufficient to repay Swing Line Outstandings on any date and the Agent shall provide from the proceeds of such Advance to NationsBank the amount necessary to repay such Swing Line Outstandings (which NationsBank shall then apply to such repayment) and credit any balance of the Advance in immediately available funds in the manner directed by the Borrower pursuant to Section 2.01(d)(ii). The proceeds of such Advances shall be paid to NationsBank for application to the Swing Line Outstandings and the Lenders shall then be deemed to have made Loans in the amount of such Advances. The Swing Line shall continue in effect until the Revolving Credit Termination Date, at which time all Swing Line Outstandings and accrued interest thereon shall be due and payable in full.

         2.16     Revolving Credit Facility Extension and Term Loan Option

(a) With the consent of the Lenders (the "Consenting Lenders") having seventy-five percent (75%) or more of the aggregate Credit Exposures of all Lenders (any Lender not so consenting being referred to as a "Non-Consenting Lender"), at each 364 Day Extension Date the Borrower can elect to extend the 364 Day Termination Date for an additional period of 364 days commencing on such 364 Day Extension Date; provided, however, that in no event shall the 364 Day Termination Date be extended beyond the 5 Year Termination Date.

(b) The Borrower shall notify the Lenders of its request for such an extension by delivering to the Agent notice of such request signed by an Authorized Representative not more than sixty (60) days nor less than forty-five (45) days prior to the applicable 364 Day Extension Date. Notice of receipt of such request shall be provided by the Agent to the Lenders. The Agent shall notify the Borrower in writing not later than thirty (30) days nor more than forty-five
(45) days prior to the applicable 364 Day Extension Date of the decision of the Lenders. Failure by any Lender to respond to a request for an extension shall constitute a refusal of such Lender to give its consent to such extension. Failure by the Agent to give such notice to the Borrower as a result of not receiving the consent of Lenders having seventy-five percent (75%) or more of the aggregate Credit Exposures of all Lenders to such extension shall constitute refusal by the Lenders to extend the 364 Day Termination Date.

(c) If less than all of the Lenders consent to any such request which has been approved pursuant to subsection (a) of this Section 2.16, the Borrower shall arrange not less than fifteen (15) days prior to the 364 Day Termination Date (the "Replacement Lender Date") for one or more Consenting Lenders, or for one or more other banks or financial institutions complying with the requirements set forth in Section 12.01 (any of the foregoing referred to as an "Assuming Lender"), as of the 364 Day Extension Date to effect an assignment of all of the 364 Day Commitment (along with an equivalent pro rata portion of the 5 Year Commitment) of one or more Non-Consenting Lenders for a purchase price equal to the aggregate principal balance of Revolving Credit Loans then owing to the Non-Consenting Lender, plus accrued interest and fees owing to the Non-Consenting Lender, as well as any amounts payable under Section 4.05. The Borrower shall deliver written notice to the Agent and each Consenting Lender of such arrangement with any Assuming Lender not less than fifteen (15) days prior to the 364 Day Termination Date.

(d) On each 364 Day Extension Date, each Assuming Lender shall become a Lender for all purposes under this Agreement and the other Loan Documents without any further acknowledgment by or the consent of the other Lenders; provided, however, that the Agent shall have received not less than ten (10) days prior to such 364 Day Extension Date an Assignment and Acceptance, effective as of such 364 Day Extension Date, from each Assuming Lender duly executed by such Assuming Lender and the applicable Non-Consenting Lender with respect to both the 364 Day Facility and the 5 Year Facility. The Total 364 Day Commitment on the 364 Day Extension Date shall be equal to the sum, without duplication, of the 364 Day Commitments of each Assuming Lender and each Consenting Lender.

(e) If on any 364 Day Extension Date the Borrower has not so elected to extend the 364 Day Termination Date then in effect, or if Consenting Lenders with sufficient Credit Exposures have not consented to such extension, or if the Borrower shall not have satisfied requirements of clause (c) of this Section
2.16 with respect to Non-Consenting Lenders, then as of such 364 Day Termination Date, except as provided otherwise in, and subject to the Borrowers compliance with the terms of, Section 2.16(f) below, (i) the Total 364 Day Commitment shall be reduced to zero, and (ii) all 364 Day Outstandings shall be due and payable in full.

(f) If with respect to any 364 Day Extension Date the Borrower does not so elect to extend the 364 Day Termination Date then in effect, or if Consenting Lenders with sufficient Credit Exposures have not consented to such extension, then not less than fifteen (15) days prior to the 364 Day Termination Date, the Borrower can elect to convert any or all 364 Day Outstandings as of such date into a term loan on such date in the original principal amount equal to such 364 Day
Outstandings. 364 Day Outstandings so converted by the Borrower in accordance with this Section 2.16 shall be referred to as the "Term Loans." The Total 364 Day Commitment shall be permanently reduced on the 364 Day Termination Date to an amount equal to the aggregate principal amount of the Term Loans on such date. The Term Loans shall be repaid upon the earlier of one year following the 364 Day Termination or the 5 Year Termination Date. The Term Loans may be comprised of Base Loans and Eurodollar Loans as the Borrower may elect in accordance with the provisions of this Article II for 364 Day Loans. The Term Loans shall bear interest on the same terms as the 364 Day Loans prior to the conversion to Term Loans until the Continuation or Conversion thereof pursuant to Section 2.09 hereof. Amounts repaid or prepaid on the Term Loans may not be reborrowed, and the 364 Day Commitment shall be permanently reduced by any such amounts.

(g) If on the 364 Day Termination Date the Borrower does not so elect to convert all of 364 Day Outstandings as of such date to Term Loans as described in (f) above, then on the 364 Day Termination Date, (i) all 364 Day Outstandings as of such date which are not so converted shall be due and payable in full and (ii) the Total 364 Day Commitment shall be reduced to the amount, if any, of 364 Day Outstandings so converted to Term Loans.

         2.17     The Euro.

(a) If, as a result of the implementation of the EMU, (i) any currency available for borrowing under this Agreement ( a national currency) ceases to be lawful currency of the state issuing the same and is replaced by the Euro or (ii) any national currency and the Euro are at the same time both recognized by the central bank or comparable governmental authority of the state issuing such currency as lawful currency of such state, then any amount payable hereunder by any party hereto in such national currency (including, without limitation, any Advance to be made under this Agreement) shall instead be payable in the Euro and the amount so payable shall be determined by redenominating or converting such amount into the Euro at the exchange rate officially fixed by the European Central Bank for the purpose of implementing the EMU, provided, that to the extent any EMU legislation provides that an amount denominated either in the Euro or in the applicable national currency can be paid either in Euros or in the applicable national currency, each party to this Agreement shall be entitled to pay or repay such amount in Euros or in the applicable national currency. Prior to the occurrence of the event or events described in clause (i) or (ii) of the preceding sentence, each amount payable hereunder in any such national currency will, except as otherwise provided herein, continue to be payable only in that national currency.

(b) Borrower shall from time to time, at the request of the Agent, pay to the Agent for the account of each Lender the amount of any cost or increased cost incurred by, or of any reduction in any amount payable to or in the effective return on its capital to, or of interest or other return foregone by, such Lender or any holding company of such Lender as a result of the introduction of, changeover to or operation of the Euro in any applicable state.

(c) In addition, this Agreement (including, without limitation, the definition of Eurodollar Rate) will be amended to the extent determined by the Agent and Required Lenders (acting reasonably and in consultation with the Borrower) to be necessary to reflect such implementation of the EMU and change in currency and to put the Lenders and the Borrower in the same position, so far as possible, that they would have been in if such implementation and change in currency had not occurred. Except as provided in the foregoing provisions of this Section, no such implementation or change in currency nor any economic consequences resulting therefrom shall (i) give rise to any right to terminate prematurely, contest, cancel, rescind, alter, modify or renegotiate the provisions of this Agreement or (ii) discharge, excuse or otherwise affect the performance of any obligations of the Borrower under this Agreement, any Notes or other Loan Documents.

                                  ARTICLE III

                                Letters of Credit

3.01 Letters of Credit. (a) NationsBank agrees, subject to the terms and conditions of this Agreement, upon request of the Borrower to issue from time to time for the account of the Borrower Letters of Credit upon delivery to NationsBank of an Applications and Agreements for Letter of Credit in form and content acceptable to NationsBank; provided, that the Letter of Credit Outstandings shall not exceed the Total Letter of Credit Commitment; and provided, further, that NationsBank shall not issue a Letter of Credit if it has actual knowledge that the Borrower is not in compliance with the conditions to making Loans set forth in this Agreement. No Letter of Credit shall be issued by NationsBank with an expiry date or payment date occurring subsequent to the fifth Business Day preceding the Stated 5 Year Termination Date. NationsBank shall not issue any Letter of Credit if, after giving effect thereto, the Outstanding 5 Year Obligations exceed the Total Revolving Credit Commitment.

     (b) Upon completion of a proper Application and Agreement for Letter of Credit, NationsBank may issue upon request and for the account of Borrower Letters of Credit payable in an Alternative Currency. For purposes of determining Letters of Credit Outstandings, any Letter of Credit issued in an Alternative Currency shall be recorded in the Agents account in Dollars based on the Alternative Currency Equivalent Amount on the date of issuance of such Letter of Credit; provided, however, that the Agent shall determine the Dollar Equivalent Amount of any Letter of Credit issued in an Alternative Currency on the date of any Advance or Conversion for the purpose of determining the amount of Letter of Credit Outstandings. Any draw on a Letter of Credit issued in an Alternative Currency shall be repaid in the same Alternative Currency Equivalent Amount (determined based on the Spot Rate of Exchange on the date of drawing under the Letter of Credit). To the extent that the Agent shall determine at any time that the sum of (i) the Dollar Value of outstanding 5 Year Loans and outstanding Letters of Credit, in each case determined on the date of each Advance of a 5 Year Loan or issuance of a Letter of Credit, made or issued in Alternative Currencies exceeds the Total Alternative Currency Commitment, the Borrower shall immediately repay Alternative Currency Loans so that after giving effect to such payment the outstanding Alternative Currency Loans plus outstanding Letters of Credit issued in an Alternative Currency do not exceed the Total Alternative Currency Commitment.

     3.02 Reimbursement

     (a) The Borrower hereby unconditionally agrees to immediately pay to NationsBank on demand at the Principal Office all amounts required to pay all drafts drawn under the Letters of Credit and all reasonable expenses incurred by NationsBank in connection with the Letters of Credit and in any event and without demand to place in possession of NationsBank (which shall include Advances under the 5 Year Facility if permitted by Section2.01(d) hereof and Swing Line Loans if permitted under Section 2.15) sufficient funds to pay all debts and liabilities arising under any Letter of Credit. The Borrower's obligations to pay NationsBank under this Section 3.02, and NationsBank's right to receive the same, shall be absolute and unconditional and shall not be affected by any circumstance whatsoever. NationsBank agrees to give the Borrower prompt notice of any request for a draw under a Letter of Credit. NationsBank may charge any account the Borrower may have with it for any and all amounts NationsBank pays under a Letter of Credit, plus charges and reasonable expenses as from time to time agreed to by NationsBank and the Borrower; provided that to the extent permitted by Section2.01(d)(iv) and Section 2.15, amounts shall be paid pursuant to Advances under the 5 Year Facility or, if the Borrower shall elect, by Swing Line Loans. The Borrower agrees to pay NationsBank interest on any Reimbursement Obligations from the date of any draw at the Base Rate plus two percent (2.0%) per annum, or the maximum rate permitted by applicable law, if lower, such rate to be calculated on the basis of a year of 360 days for actual days elapsed.

     (b) In accordance with the provisions of Section 2.01(d)(iv), NationsBank shall notify the Agent of any drawing under any Letter of Credit promptly following the receipt by NationsBank of such drawing.

     (c) Each Lender (other than NationsBank) shall automatically acquire on the date of issuance thereof, a Participation in the liability of NationsBank in respect of each Letter of Credit in an amount equal to such Lender's Applicable Commitment Percentage of such liability, and to the extent that the Borrower is obligated to pay NationsBank under Section 3.02(a), each Lender (other than NationsBank) thereby shall absolutely, unconditionally and irrevocably assume, and shall be unconditionally obligated to pay to NationsBank as hereinafter described, its Applicable Commitment Percentage of the liability of NationsBank under such Letter of Credit.

          (i) Each Lender (including NationsBank in its capacity as a Lender) shall, subject to the terms and conditions of Article II, pay to the Agent for the account of NationsBank at the Principal Office in Dollars and in immediately available funds, an amount equal to its Applicable Commitment Percentage of any drawing under a Letter of Credit, such funds to be provided in the manner described in Section 2.01(d)(iv).

          (ii) Simultaneously with the making of each payment by a Lender to NationsBank pursuant to Section 2.01(d)(iv)(B), such Lender shall, automatically and without any further action on the part of NationsBank or such Lender, acquire a Participation in an amount equal to such payment (excluding the portion thereof constituting interest accrued prior to the date the Lender made its payment) in the related Reimbursement Obligation of the Borrower. The Reimbursement Obligations of the Borrower shall be immediately due and payable whether by Advances made in accordance with Section 2.01(d)(iv), Swing Line Loans made in accordance with Section 2.15, or otherwise.

          (iii) Each Lender's obligation to make payment to the Agent for the account of NationsBank pursuant to Section 2.01(d)(iv) and this
          Section 3.02(c), and the right of NationsBank to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and shall be made without any offset, abatement, withholding or reduction whatsoever. If any Lender is obligated to pay but does not pay amounts to the Agent for the account of NationsBank in full upon such request as required by Section 2.01(d)(iv) or this Section3.02(c), such Lender shall, on demand, pay to the Agent for the account of NationsBank interest on the unpaid amount for each day during the period commencing on the date of notice given to such Lender pursuant to Section2.01(d) until such Lender pays such amount to the Agent for the account of NationsBank in full at the interest rate per annum for overnight borrowing by the Agent from the Federal Reserve Bank.

          (iv) In the event the Lenders have purchased Participations in any Reimbursement Obligation as set forth in clause (ii) above, then at any time payment (in fully collected, immediately available funds) of such Reimbursement Obligation, in whole or in part, is received by NationsBank from the Borrower, NationsBank shall promptly pay to each Lender an amount equal to its Applicable Commitment Percentage of such payment from the Borrower.

(d) Promptly following the end of each calendar quarter, NationsBank shall deliver to the Agent a notice describing the aggregate undrawn amount of all Letters of Credit at the end of such quarter. Upon the request of any Lender from time to time, NationsBank shall deliver to the Agent, and the Agent shall deliver to such Lender, any other information reasonably requested by such Lender with respect to each Letter of Credit outstanding.

(e) The issuance by NationsBank of each Letter of Credit shall, in addition to the conditions precedent set forth in Section 6.01 hereof, be subject to the conditions that such Letter of Credit be in such form and contain such terms as shall be reasonably satisfactory to NationsBank consistent with the then current practices and procedures of NationsBank with respect to similar letters of credit, and the Borrower shall have executed and delivered such other instruments and agreements relating to such Letters of Credit as NationsBank shall have reasonably requested consistent with such practices and procedures. All Letters of Credit shall be issued pursuant to and subject to the Uniform Customs and Practice for Documentary Credits, 1993 revision, International Chamber of Commerce Publication No.500 and all subsequent amendments and revisions thereto.

(f) Without duplication of Section 12.05 hereof, the Borrower hereby agrees to indemnify and hold harmless NationsBank and each other Lender from and against any and all claims and damages, losses, liabilities, reasonable costs and expenses which NationsBank and each other Lender or the Agent may incur (or which may be claimed against NationsBank and each other Lender by any Person) by reason of or in connection with the issuance or transfer of or payment or failure to pay under any Letter of Credit; provided that the Borrower shall not be required to indemnify NationsBank and each other Lender for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, (i)caused by the willful misconduct or gross negligence of the party to be indemnified or (ii)caused by the failure of NationsBank to pay under any Letter of Credit after the presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit, unless such payment is prohibited by any law, regulation, court order or decree. The indemnification and hold harmless provisions of this Section 3.02(f) shall survive repayment of the Obligations, occurrence of the Revolving Credit Termination Date and expiration or termination of this Agreement.

     (i) any lack of validity or enforceability of the Letter of Credit, the obligation supported by the Letter of Credit or any other agreement or instrument relating thereto (collectively, the "Related Documents");

     (ii) any amendment or waiver of or any consent to or departure from all or any of the Related Documents;

     (iii) the existence of any claim, setoff, defense (other than the defense of payment in accordance with the terms of this Agreement) or other rights which the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any persons or entities for whom any such beneficiary or any such transferee may be acting), the Agent, the Lenders or any other person or entity, whether in connection with the Loan Documents, the Related Documents or any unrelated transaction;

     (iv) any breach of contract or other dispute between the Borrower and any beneficiary or any transferee of a Letter of Credit (or any persons or entities for whom such beneficiary or any such transferee may be acting), the Agent, the Lender or any other Person;

     (v) any draft, statement or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

     (vi) any delay, extension of time, renewal, compromise or other indulgence or modification granted or agreed to by the Lender, with or without notice to or approval by the Borrower in respect of any of the Borrower's Obligations under this Agreement; or

     (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing;

     provided, however, that nothing contained herein shall be deemed to release NationsBank of any liability for actual loss arising as a result of its gross negligence or willful misconduct or out of the wrongful dishonor by NationsBank of a proper demand for payment made under and strictly complying with the terms of any Letter of Credit.

3.03 Letter of Credit Fee. The Borrower agrees to pay to the Agent, for the pro rata benefit of the Lenders, a fee on the aggregate amount available to be drawn on each Outstanding Letter of Credit at a rate equal to the Applicable Margin for a Eurodollar Loan. In addition, the Borrower agrees to pay to NationsBank a Letter of Credit fronting fee equal to one-eighth of one percent per annum of Letter of Credit Outstandings. Such payment of fees provided for in this Section
3.03 shall be due with respect to each Letter of Credit quarterly in arrears on the last Business Day of each March, June, September and December, beginning on the first such date following issuance of a Letter of Credit. Such fee shall be calculated on the basis of a year of 360 days for the actual number of days elapsed.

3.04 Administrative Fees and Reserves. The Borrower shall pay to NationsBank such administrative fee and other fees, if any, in connection with the Letters of Credit in such amounts and at such times as NationsBank and the Borrower shall agree from time to time.

                                   ARTICLE IV

                             Change in Circumstances

4.01 Increased Cost and Reduced Return

(a) If, after the date hereof, the adoption of any applicable law, rule, or regulation, or any change in any applicable law, rule, or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such governmental authority, central bank, or comparable agency:

     (i) shall subject such Lender (or its Applicable Lending Office) to any tax, duty, or other charge with respect to any Absolute Rate Loan, Eurodollar Loans, its Note, or its obligation to make Absolute Rate Loans or Eurodollar Loans, or change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) under this Agreement or its Note in respect of any Absolute Rate Loans or Eurodollar Loans (other than taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office or franchise taxes or related taxes imposed on such Lender);

     (ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment, or similar requirement (other than the Reserve Requirement utilized in the determination of the Eurodollar Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office), including the Revolving Credit Commitment of such Lender hereunder; or

     (iii) shall impose on such Lender (or its Applicable Lending Office) or on the London interbank market any other condition affecting this Agreement or its Note or any of such extensions of credit or liabilities or commitments;

     and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making, Converting into, Continuing, or maintaining any Absolute Rate Loans or Eurodollar Loans or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under this Agreement or its Note with respect to any Absolute Rate Loans or Eurodollar Loans, then the Borrower shall pay to such Lender on demand such amount or amounts as will compensate such Lender for such increased cost or reduction. If any Lender requests compensation by the Borrower under this Section 4.01(a), the Borrower may, by notice to such Lender (with a copy to the Agent), suspend the obligation of such Lender to make or Continue Loans of the Type with respect to which such compensation is requested, or to Convert Loans of any other Type into Loans of such Type, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 4.04 shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested.

(b) If, after the date hereof, any Lender shall have determined that the adoption of any applicable law, rule, or regulation regarding capital adequacy or any change therein or in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

(c) Without limiting the foregoing but without duplication for any Associated Costs reimbursed pursuant to Section 4.01(a) or (b), as to any Alternative Currency Loan denominated in British Pounds, the Borrower will pay the Associated Costs.

(d) Each Lender shall promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the reasonable judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this Section shall prior to its collection furnish to the Borrower and the Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

4.02. Limitation on Types of Loans. If on or prior to the first day of any Interest Period for any Eurodollar Loan;

     (a) the Agent determines (which determination shall be conclusive absent manifest error) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

     (b) the Required Lenders determine (which determination shall be conclusive) and notify the Agent that the Eurodollar Rate will not adequately and fairly reflect the cost to the Lenders of funding Eurodollar Loans for such Interest Period;

     then the Agent shall give the Borrower prompt notice thereof specifying the relevant Type of Loans and the relevant amounts or periods, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Loans of such Type, Continue Loans of such Type, or to Convert Loans of any other Type into Loans of such Type and the Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Loans of the affected Type, either prepay such Loans or Convert such Loans into another Type of Loan in accordance with the terms of this Agreement.

4.03 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to make, maintain, or fund Eurodollar Loans hereunder, then such Lender shall promptly notify the Borrower thereof and such Lender's obligation to make or Continue Eurodollar Loans and to Convert other Types of Loans into Eurodollar Loans shall be suspended until such time as such Lender may again make, maintain, and fund Eurodollar Loans (in which case the provisions of Section
4.04 shall be applicable).

4.04 Treatment of Affected Loans. If the obligation of any Lender to make a particular Eurodollar Loan or to Continue, or to Convert Loans of any other Type into, Loans of a particular Type shall be suspended pursuant to Section 4.01 or
4.03 hereof (Loans of such Type being herein called "Affected Loans" and such Type being herein called the "Affected Type"), such Lender's Affected Loans shall be automatically Converted into Base Loans on the last day(s) of the then current Interest Period(s) for Affected Loans (or, in the case of a Conversion required by Section 4.03 hereof, on such earlier date as such Lender may specify to the Borrower with a copy to the Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 4.01 or 4.03 hereof that gave rise to such Conversion no longer exist:

     (a) to the extent that such Lender's Affected Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Affected Loans shall be applied instead to its Base Loans; and

     (b) all Loans that would otherwise be made or Continued by such Lender as Loans of the Affected Type shall be made or Continued instead as Base Loans, and all Loans of such Lender that would otherwise be Converted into Loans of the Affected Type shall be Converted instead into (or shall remain as) Base Loans.

     If such Lender gives notice to the Borrower (with a copy to the Agent) that the circumstances specified in Section 4.01 or 4.03 hereof that gave rise to the Conversion of such Lender's Affected Loans pursuant to this Section
     4.04 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Loans of the Affected Type made by other Lenders are outstanding, such Lender's Base Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Loans of the Affected Type, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Loans of the Affected Type and by such Lender are held pro rata (as to principal amounts, Types, and Interest Periods) in accordance with their respective Commitments.

4.05 Compensation. Upon the request of any Lender, the Borrower shall pay to such Lender such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost, or expense (including loss of anticipated profits) incurred by it as a result of:

     (a) any payment, prepayment, or Conversion of an Absolute Rate Loan or a Eurodollar Loan for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 10.01) on a date other than the last day of the Interest Period for such Loan; or

     (b) any failure by the Borrower for any reason (including, without limitation, the failure of any condition precedent specified in Article VI to be satisfied) to borrow, Convert, Continue, or prepay an Absolute Rate Loan or a Eurodollar Loan on the date for such borrowing, Conversion, Continuation, or prepayment specified in the relevant notice of borrowing, prepayment, Continuation, or Conversion under this Agreement.

4.06 Taxes. (a) Any and all payments by the Borrower to or for the account of any Lender or the Agent hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender (or its Applicable Lending Office) or the Agent (as the case may be) is organized or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable under this Agreement or any other Loan Document to any Lender or the Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.06) such Lender or the Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and (iv) the Borrower shall furnish to the Agent, at its address referred to in Section 12.02, the original or a certified copy of a receipt evidencing payment thereof.

     (b) In addition, the Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Agreement or any other Loan Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").

     (c) The Borrower agrees to indemnify each Lender and the Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 4.06) paid by such Lender or the Agent (as the case may
     be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

     (d) Each Lender organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Borrower or the Agent (but only so long as such Lender remains lawfully able to do so), shall provide the Borrower and the Agent with (i) Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal
     Revenue Service, and (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Internal Revenue Code), certifying that such Lender is entitled to an exemption from tax on payments pursuant to this Agreement or any of the other Loan Documents.

     (e) For any period with respect to which a Lender has failed to provide the Borrower and the Agent with the appropriate form pursuant to Section 4.06(d) (unless such failure is due to a change in treaty, law, or regulation occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 4.06(a) or 4.06(b) with respect to Taxes imposed by the United States; provided, however, that should a Lender, which is otherwise exempt from withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes at the Lenders expense.

     (f) If the Borrower is required to pay additional amounts to or for the account of any Lender pursuant to this Section 4.06, then such Lender will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender, is not otherwise disadvantageous to such Lender.

     (g) Within thirty (30) days after the date of any payment of Taxes, the Borrower shall furnish to the Agent the original or a certified copy of a receipt evidencing such payment.

     (h) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 4.06 shall survive the termination of the Commitments and the payment in full of the Notes.

     (i) To the extent that the payment of any Lenders Taxes by the Borrower in accordance with this Section 4.06 gives rise from time to time to a Tax Benefit (as hereinafter defined) to such Lender in any jurisdiction other than the jurisdiction which imposed such Taxes, such Lender shall pay to the Borrower the amount of each such Tax Benefit so recognized or received. The amount of each Tax Benefit and, therefore, payment to the Borrower will be determined from time to time by the relevant Lender in its sole discretion, which determination shall be binding and conclusive on all parties hereto. Each such payment will be due and payable by such Lender to the Borrower within a reasonable time after the filing of the income tax return in which such Tax Benefit is recognized or, in the case of any tax refund, after the refund is received; provided, however, if at any time thereafter such Lender is required to rescind such Tax Benefit or such Tax Benefit is otherwise disallowed or nullified, the Borrower shall promptly, after notice thereof from such Lender, repay to Lender the amount of such Tax Benefit previously paid to the Borrower and rescinded, disallowed or nullified. For purposes of this section, Tax Benefit shall mean the amount by which any Lenders income tax liability for the taxable period in question is reduced below what would have been payable had the Borrower not been required to pay the Lenders Taxes. In case of any dispute with respect to the amount of any payment the Borrower shall have no right to any offset or withholding of payments with respect to future payments due to any Lender under this Agreement or the Notes.

                                    ARTICLE V

                                   Guaranties

5.01 Guaranties. As security for the full and timely payment and performance of all Obligations, the Loan Parties shall on or before the Closing Date do all things necessary in the opinion of the Agent to cause each of its Material Subsidiaries and its Receivables Subsidiaries to execute and deliver to the Agent for the benefit of the Lenders the Guaranty Agreement.

                                   ARTICLE VI

                     Conditions to Making Loans and Issuing
                                Letters of Credit

6.01 Conditions of Advance and Issuance of Letters of Credit. The obligation of the Lenders to make the initial Advance and of NationsBank to issue the Letters of Credit (other than Existing Letters of Credit) and to make Swing Line Loans pursuant to this Agreement is subject to the conditions precedent that the Agent shall have received on the Closing Date, in form and substance satisfactory to the Agent and the Lenders, the following:

     (a) executed originals of each of this Agreement, the Notes and the other Loan Documents, together with all schedules and exhibits thereto;

     (b) favorable written opinions of special counsel to the Loan Parties dated the Closing Date, addressed to the Lender substantially in the form of Exhibits I-1 and I-2 attached hereto;

     (c) resolutions of the boards of directors or other appropriate governing body (or of the appropriate committee thereof) of the Loan Parties certified by its secretary or assistant secretary as of the Closing Date, appointing (in the case of the Borrower) the initial Authorized Representative and approving and adopting the Loan Documents to be executed by such Person, and authorizing the execution and delivery thereof;

     (d) specimen signatures of officers of each of the Loan Parties executing the Loan Documents on behalf of such Person, certified by the secretary or assistant secretary of the Borrower or Guarantor, as applicable;

     (e) the charter documents and bylaws of each of the Loan Parties, certified by the secretary or assistant secretary of such Guarantor;

     (f) certificates issued as of a recent date by the Secretaries of State of the jurisdiction of incorporation of each of the Loan Parties as to the due existence and good standing of the Borrower and each Guarantor therein;

     (g) appropriate certificates of qualification to do business, good standing and, where appropriate, authority to conduct business under assumed name, issued in respect of the Borrower as of a recent date by the Secretary of State or comparable official of each jurisdiction in which the failure to be qualified to do business or authorized so to conduct business could materially adversely affect the business, operations or conditions, financial or otherwise, of the Borrower or any Guarantor;

     (h) receipt by the Agent and the Lenders of such fees and other consideration as may be required by the terms of the commitment to lend;

     (i) notice of appointment of the initial Authorized Representative;

     (j) evidence of insurance required by the Loan Documents; and

     (k) such other documents, instruments, certificates and opinions as the Agent may reasonably request on or prior to the Closing Date in connection with the consummation of the transactions contemplated hereby.

6.02 Conditions of Loans. The obligations of the Lenders to make any Loans and of NationsBank to issue Letters of Credit and to make Swing Line Loans hereunder on or subsequent to the Closing Date are subject to the satisfaction of the following conditions:

     (a) the Agent, or NationsBank, in the case of Swing Line Loans, shall have received a Borrowing Notice if required by Article II hereof;

     (b) the representations and warranties of the Borrower set forth in Article VII hereof and in each of the other Loan Documents shall be true and correct in all material respects on and as of the date of such Advance, Swing Line Loan or issuance of such Letters of Credit, as the case may be, with the same effect as though such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date and except that the financial statements referred to in Section7.01(f)(i) shall be deemed to be those financial statements most recently delivered to the Agent and the Lenders pursuant to Section8.01 hereof;

     (c) in the case of the issuance of a Letter of Credit, Borrower shall have executed and delivered to NationsBank an Applications and Agreements for Letter of Credit in form and content reasonably acceptable to NationsBank together with such other instruments and documents as it shall reasonably request;

     (d) at the time of, and after giving effect to, each such Advance, Swing Line Loan or issuance of each Letter of Credit, as the case may be, no Default or Event of Default specified in Article X hereof, shall have occurred and be continuing; and

     (e) immediately after giving effect to:

          (i) a 364 Day Loan, the aggregate principal amount of all outstanding 364 Day Loans for each Lender shall not exceed such Lenders 364 Day Commitment;

          (ii) a 5 Year Loan, the aggregate principal balance of all outstanding 5 Year Loans for each Lender shall not exceed such Lender's 5 Year Commitment;

          (iii) a Letter of Credit, the aggregate principal balance of all outstanding Participations in Letters of Credit and Reimbursement Obligations (or in the case of NationsBank, its remaining interest after deduction of all Participations in Letters of Credit and Reimbursement Obligations of other Lenders) for each Lender and in the aggregate shall not exceed, respectively, (X) such Lender's Letter of Credit Commitment or (Y) the Total Letter of Credit Commitment;

          (iv) a Swing Line Loan, the Swing Line Outstandings shall not exceed $20,000,000; and

          (v) a 5 Year Loan (including a Swing Line Loan) or a Letter of Credit, the sum of Outstanding 5 Year Outstandings shall not exceed the Total Revolving Credit Commitment.

          Each borrowing of Loans and each issuance of a Letter of Credit shall constitute a representation and warranty by the Borrower that the conditions set forth in clauses (b) and (e) above have been satisfied as of the date thereof and that as of the date of such Advance or issuance of a Letter of Credit there has not been any material adverse change in the business, operations or financial condition of the Borrower and its Subsidiaries.

                                   ARTICLE VII

                         Representations and Warranties

7.01 Representations and Warranties. The Borrower represents and warrants with respect to itself and each Subsidiary (which representations and warranties shall survive the delivery of the documents mentioned herein and the making of Loans), that:

     (a) Organization and Authority.

          (i) the Borrower is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation;

          (ii) the Borrower (x) has the requisite power and authority to own its properties and assets and to carry on its business as now being conducted and as contemplated in the Loan Documents, and (y) is qualified to do business in every jurisdiction in which failure so to qualify would have a Material Adverse Effect;

          (iii) the Borrower has the power and authority to execute, deliver and perform this Agreement and the Notes, and to borrow hereunder, and to execute, deliver and perform each of the other Loan Documents to which it is a party;

          (iv) each Guarantor has the power and authority to execute, deliver and perform the Guaranty Agreement and each of the other Loan Documents to which it is a party; and

          (v) when executed and delivered, each of the Loan Documents to which Borrower and any Guarantor is a party will be the legal, valid and binding obligation or agreement, as the case may be, of the Borrower or Guarantor, as the case may be, enforceable against the Borrower and such Guarantor in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors' rights generally, to the effect of general principles of equity which may limit the availability of equitable remedies (whether in a proceeding at law or in equity).

     (b) Loan Documents. The execution, delivery and performance by the Loan Parties of each of the Loan Documents to which it is a party:

          (i) have been duly authorized by all requisite corporate action (including any required shareholder approval) of each of the Loan Parties required for the lawful execution, delivery and performance thereof;

          (ii) do not violate any provisions of (1)any applicable law, rule or regulation, (2) any order of any court or other agency of government binding on the Loan Parties or their respective properties, or (3)the charter documents or by-laws of the Loan Parties;

          (iii) does not and will not be in conflict with, result in a breach of or constitute an event of default, or an event which, with notice or lapse of time, or both, would constitute an event of default, under any material indenture, agreement or other instrument to which the Loan Parties are a party, or by which the properties or assets of the Loan Parties are bound;

          (iv) does not and will not result in the creation or imposition of any Lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Loan Parties except any liens in favor of the Agent for the benefit of the Lenders created by the Loan Documents.

     (c) Solvency. Borrower is Solvent after giving effect to the transactions contemplated by this Agreement and the other Loan Documents.

     (d) Subsidiaries and Stockholders. Borrower has no Subsidiaries other than those Persons listed as Subsidiaries in Schedule 7.01(d) hereto; Schedule 7.01(d) to this Agreement states as of the date hereof the authorized and issued capitalization of each Subsidiary listed thereon, the number of shares or other equity interests of each class of capital stock or interest issued and outstanding of each such Subsidiary and the number and/or percentage of outstanding shares or other equity interest (including options, warrants and other rights to acquire any interest) of each such class of capital stock or equity interest owned by Borrower or by any such Subsidiary; the outstanding shares or other equity interests of each such Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable; and Borrower and each such Subsidiary owns beneficially and of record all the shares and other interests it is listed as owning in
     Schedule 7.01(d), free and clear of any Lien.

     (e) Ownership Interests. Borrower owns no interest in any Person other than the Persons listed in Schedule 7.01(d) hereto and Eligible Securities;

     (f) Financial Condition. (i) The Borrower (f/k/a AssuStaff, Incorporated) has heretofore furnished to the Agent for the benefit of the Lenders (a) an audited consolidated balance sheet of the Borrower and its Subsidiaries as at December 31, 1996 and December 31, 1997 and the notes thereto and related consolidated statements of income, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1997 as examined and certified by PricewaterhouseCoopers LLP (f/k/a Coopers & Lybrand), (b) an unaudited consolidated balance sheet of the Borrower and its Subsidiaries (excluding the Strategix Subsidiaries) and the related unaudited consolidated statements of income, stockholders equity and cash flows for each of the three years in the period ended December 31, 1997,
     (c) unaudited interim financial statements of the Borrower and its Subsidiaries consisting of a consolidated balance sheet and related consolidated statements of income and cash flow, in each case without notes, for and as of the six month period ending June 30, 1998 and (d) unaudited pro forma interim financial statements of the Borrower and its Subsidiaries consisting of a consolidated balance sheet as of June 30, 1998 giving effect to the sale of the Strategix Subsidiaries and a consolidated statement of income for the twelve month period ending June 30, 1998, giving effect to the sale of the Strategix Subsidiaries as at June 30, 1997. Except as set forth therein, such financial statements (including the notes thereto) present fairly the financial condition of the Borrower and its Subsidiaries (other than the Strategix Subsidiaries where indicated above) as of the end of such Fiscal Years and six month period and results of their operations and the changes in their stockholders' equity for the Fiscal Years and interim periods then ended, all in conformity with Generally Accepted Accounting Principles applied on a Consistent Basis, subject however, in the case of unaudited interim statements to year end adjustments to the extent applicable;

          (ii) since December 31, 1997, there has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Subsidiaries (other than as a result of the sale of the Strategix Subsidiaries) considered as a whole or in the businesses, properties and operations of the Borrower and its Subsidiaries, considered as a whole, nor have such businesses or properties, considered as a whole, been materially adversely affected as a result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo or act of God;

          (iii) except as set forth in the financial  statements  referred to in
          Section 7.01(f)(i) or in Schedule 7.01(f) or Schedule 7.01(j) hereto, neither Borrower nor any Subsidiary has incurred, other than in the ordinary course of business, any material indebtedness, obligations, commitments or other liability contingent or otherwise which remain outstanding or unsatisfied;

     (g) Title to Properties. The Borrower has title to all its real and personal properties, subject to no transfer restrictions or Liens of any kind, except for (x) the transfer restrictions and Liens described in
     Schedule 7.01(g)-Liens attached hereto and incorporated herein by reference, and (y) any other Permitted Liens;

     (h) Taxes. The Borrower and each Subsidiary has filed or caused to be filed all federal, state and local tax returns which are required to be filed by it and except for taxes and assessments being contested in good faith and against which reserves satisfactory to the Borrower's independent certified public accountants have been established, has paid or caused to be paid all taxes as shown on said returns or on any assessment received by it, to the extent that such taxes have become due;

     (i) Other Agreements. Neither the Borrower nor any Subsidiary is

          (i) a party to any judgment, order, decree or any agreement or instrument or subject to restrictions materially adversely affecting the business, properties or assets, operation or condition (financial or otherwise) of the Borrower or any Subsidiary considered as a whole; or

          (ii) in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which the Borrower or any Subsidiary is a party, which default has, or if not remedied within any applicable grace period could have a Material Adverse Effect;

     (j) Litigation. Except as set forth in Schedule7.01(j) hereto, there is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or agency or arbitral body pending, or, to the knowledge of the Borrower, threatened by or against the Borrower or any Subsidiary or affecting the Borrower or any Subsidiary or any properties or rights of the Borrower or any Subsidiary, which could reasonably be expected to have a Material Adverse Effect;

     (k) Margin Stock.The proceeds of the borrowings made pursuant to Article II hereof will be used by the Borrower only for the purposes set forth in
     Section 2.14 hereof. None of such proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry margin stock or for any other purpose which might constitute any of the Loans under this Agreement a "purpose credit" within the meaning of said Regulation U or Regulation X (12 C.F.R. Part 224) of the Board. Neither the Borrower nor any agent acting in its behalf has taken or will take any action which might cause this Agreement or any of the documents or instruments delivered pursuant hereto to violate any regulation of the Board or to violate the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, or any state securities laws, in each case as in effect on the date hereof;

     (l) Investment Company. Neither the Borrower nor any Subsidiary is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (15 U.S.C.
     80a-1, et seq.). The application of the proceeds of the Loans and repayment thereof by the Borrower and the performance by the Borrower of the transactions contemplated by this Agreement will not violate any provision of said Act, or any rule, regulation or order issued by the Securities and Exchange Commission thereunder, in each case as in effect on the date hereof;

     (m) Patents, Etc. Except as set forth in Schedule 7.01(j), the Borrower and each Subsidiary owns or has the right to use, under valid license agreements or otherwise, all material patents, licenses, franchises, trademarks, trademark rights, trade names, trade name rights, trade secrets and copyrights necessary to the conduct of its business as now conducted, without known conflict with any patent, license, franchise, trademark, trade secrets and confidential commercial or proprietary information, trade name, copyright, rights to trade secrets or other proprietary rights of any other Person which conflict could reasonably be expected to have a Material Adverse Effect;

     (n) No Untrue Statement. Neither this Agreement nor any other Loan Document or certificate or document executed and delivered by or on behalf of the Borrower or any Guarantor in accordance with or pursuant to any Loan
     Document contains any misrepresentation or untrue statement of material fact or omits to state a material fact necessary, in light of the circumstance under which it was made, in order to make any such representation or statement contained therein not misleading in any material respect;

     (o) No Consents, Etc. Neither the respective businesses or properties of the Borrower or any Subsidiary, nor any relationship between the Borrower or any Subsidiary and any other Person, nor any circumstance in connection with the execution, delivery and performance of the Loan Documents and the transactions contemplated hereby is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any governmental or other authority or any other Person on the part of the Borrower or any Subsidiary as a condition to the execution, delivery and performance of, or consummation of the transactions contemplated by, this Agreement or the other Loan Documents or if so, such consent, approval, authorization, filing, registration or qualification has been obtained or effected, as the case may be;

     (p) ERISA.

          (i) None of the employee benefit plans maintained at any time by the Borrower or any Subsidiary or the trusts created thereunder has engaged in a prohibited transaction which could subject any such employee benefit plan or trust to a material tax or penalty on prohibited transactions imposed under Internal Revenue Code Section 4975 or ERISA;

          (ii) None of the employee benefit plans maintained at any time by the Borrower or any Subsidiary which are employee pension benefit plans and which are subject to Title IV of ERISA or the trusts created thereunder has been terminated so as to result in a material liability of the Borrower or any Subsidiary under ERISA nor has any such employee benefit plan of the Borrower or any Subsidiary incurred any material liability to the Pension Benefit Guaranty Corporation established pursuant to ERISA, other than for required insurance which have been paid or are not yet due and payable; neither the Borrower nor any Subsidiary has withdrawn from or caused a partial withdrawal to occur with respect to any Multi-employer Plan resulting in any assessed and unpaid withdrawal liability; the Borrower and each Subsidiary has made or provided for all contributions to all such employee pension benefit plans which they maintain and which are required as of the end of the most recent fiscal year under each such plan; neither the Borrower nor any Subsidiary has incurred any accumulated funding deficiency with respect to any such plan, whether or not waived; nor has there been any reportable event, or other event or condition, which presents a material risk of termination of any such employee benefit plan by such Pension Benefit Guaranty Corporation;

          (iii) The present value of all vested accrued benefits under the employee pension benefit plans which are subject to Title IV of ERISA, maintained by the Borrower or any Subsidiary did not, as of the most recent valuation date for each such plan, exceed the then current value of the assets of such employee benefit plans allocable to such benefits;

          (iv) The consummation of the Loans and the issuance of the Letters of Credit provided for in Article II and Article III will not involve any prohibited transaction under ERISA which is not subject to a statutory or administrative exemption;

          (v) To the best of the Borrower's knowledge, each employee pension benefit plan subject to Title IV of ERISA, maintained by the Borrower or any Subsidiary, has been administered in accordance with its terms in all material respects and is in compliance in all material respects with all applicable requirements of ERISA and other applicable laws, regulations and rules;

          (vi) There has been no material withdrawal liability incurred and unpaid with respect to any Multi-employer Plan to which the Borrower or any Subsidiary is or was a contributor;

          (vii) As used in this Agreement, the terms "employee benefit plan," "employee pension benefit plan," "accumulated funding deficiency," "reportable event," and "accrued benefits" shall have the respective meanings assigned to them in ERISA, and the term "prohibited transaction" shall have the meaning assigned to it in Code Section 4975 and ERISA;

          (viii) Neither the Borrower nor any Subsidiary has any liability not disclosed on any of the financial statements furnished to the Lenders pursuant to Section 7.01(f) hereof, contingent or otherwise, under any plan or program or the equivalent for unfunded post-retirement benefits, including pension, medical and death benefits, which liability would have a Material Adverse Effect.

     (q) No Default. As of the date hereof, there does not exist any Default or Event of Default hereunder;

     (r) Hazardous Materials. The Borrower and each Subsidiary is in compliance with all applicable Environmental Laws in all material respects. Neither the Borrower nor any Subsidiary has been notified of any action, suit, proceeding or investigation which calls into question compliance by the Borrower or any Subsidiary with any Environmental Laws or which seeks to suspend, revoke or terminate any license, permit or approval necessary for the generation, handling, storage, treatment or disposal of any Hazardous Material;

     (s) RICO. Neither the Borrower nor any Subsidiary is engaged in and has not engaged in any course of conduct that could subject any of their respective properties to any Lien, seizure or other forfeiture under any criminal law, racketeer influenced and corrupt organizations law, civil or criminal, or other similar laws;

     (t) Employment Matters. Except as set forth on Schedule 7.01(t), the Borrower and each Subsidiary is in compliance in all material respects with all applicable laws, rules and regulations pertaining to labor or employment matters, including without limitation those pertaining to wages, hours, occupational safety and taxation and there is neither pending or threatened any material litigation, administrative proceeding nor, to the knowledge of the Borrower, any investigation, in respect of such matters which could reasonably be expected to have a Material Adverse Effect;

     (u) Year 2000 Compliance. The Borrower and its Subsidiaries have (i) initiated a review and assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by information received from suppliers and vendors) that could reasonably be expected to be materially adversely affected by the Year 2000 Problem, (ii) developed a plan and time line for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan substantially in accordance with that timetable. The Borrower reasonably believes that all computer applications (including those affected by information received from its suppliers and vendors) that are material to its or any of its Subsidiaries' business and operations will on a timely basis be Year 2000 Compliant, except to the extent that a failure to do so could not reasonably be expected to have Material Adverse Effect.

                                  ARTICLE VIII

                              Affirmative Covenants

Until the Obligations have been paid and satisfied in full and this Agreement has been terminated in accordance with the terms hereof, unless the Required Lenders shall otherwise consent in writing, the Borrower will and will cause each Subsidiary to:

8.01 Financial Reports, Etc. (a) as soon as practical and in any event within 95 days after the end of each Fiscal Year of the Borrower, deliver or cause to be delivered to the Agent (i) a consolidated balance sheet of the Borrower and its Subsidiaries, and the notes thereto, and the related consolidated statements of income, stockholders' equity and cash flows and the respective notes thereto, for such Fiscal Year, setting forth comparative financial statements for the preceding Fiscal Year, all prepared in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis and containing opinions of PricewaterhouseCoopers LLP, or other such independent certified public accountants selected by the Borrower and approved by the Agent, which are unqualified as to the scope of the audit performed and as to the "going concern" status of the Borrower; and (ii) a certificate of an Authorized Representative demonstrating compliance with Sections 9.01, 9.02, 9.03, 9.04(d), 9.06(vi) and
9.08 of this Agreement, which certificate shall be in the form attached hereto as Exhibit J;

     (b) as soon as practical and in any event within 50 days after the end of each fiscal quarter (except the last of the Fiscal Year), deliver to the Agent (i)a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such reporting period, the related consolidated statements of income, stockholders' equity and cash flows for such reporting period and for the period from the beginning of the Fiscal Year through the end of such reporting period, accompanied by a certificate of an Authorized Representative to the effect that such financial statements present fairly the financial position of the Borrower and its Subsidiaries as of the end of such reporting period and the results of their operations and the changes in their financial position for such reporting period, in conformity with the standards set forth in Section 7.01(f)(i) with respect to interim financials and (ii) a certificate of an Authorized Representative containing computations for such quarter comparable to that required pursuant to Section 8.01(a)(ii);

     (c) together  with each delivery of the  financial  statements  required by
     Section 8.01(a)(i) hereof, deliver to the Agent a letter from the Borrower's accountants specified in Section 8.01(a)(i) hereof stating that in performing the audit necessary to render an opinion on the financial statements delivered under Section 8.01(a)(i), they obtained no knowledge of any Default or Event of Default by the Borrower or any Guarantor in the fulfillment of the terms and provisions of this Agreement insofar as they relate to financial covenants (which at the date of such statement remains uncured); and if the accountants have obtained knowledge of such Default or Event of Default, a statement specifying the nature and period of existence thereof;

     (d) promptly upon their becoming available to the Borrower, the Borrower shall deliver to the Agent a copy of (i)all regular or special reports or effective registration statements which Borrower or any Subsidiary shall file with the Securities and Exchange Commission (or any successor thereto) or any securities exchange, (ii) any proxy statement distributed by the Borrower to its shareholders, bondholders or the financial community in general, and (iii) any management letter or other report submitted to the Borrower or any of its Subsidiaries by independent accountants in connection with any annual, interim or special audit of the Borrower or any of its Subsidiaries;

     (e) The Agent and the Lenders are hereby authorized to deliver a copy of any such financial information delivered hereunder to the Lenders (or any affiliate of any Lender) or the Agent, to any regulatory authority having jurisdiction over the Agent or the Lenders pursuant to any request therefor, to any other Person who shall acquire or consider the acquisition of a participation interest in or assignment of any Loan or Letter of Credit permitted by this Agreement and to any affiliate of the Lenders.

8.02 Maintain Properties. Maintain all material properties necessary to its operations in good working order and condition (ordinary wear and tear excepted) and make all needed repairs, replacements and renewals as are necessary to conduct its business in accordance with customary business practices.

8.03 Existence, Qualification, Etc. Do or cause to be done all things necessary to preserve and keep in full force and effect its existence and all material rights and franchises, trade names, trademarks and permits and maintain its license or qualification to do business as a foreign corporation and good standing in each jurisdiction in which the failure to so maintain or qualify would have a material adverse affect on the Borrower or its Subsidiaries considered as a whole.

8.04 Regulations and Taxes. Comply with or contest in good faith all material statutes and governmental regulations and pay all material taxes, assessments, governmental charges, claims for labor, supplies, rent and any other obligation which, if unpaid, might become a Lien against any of its properties except liabilities being contested in good faith and against which adequate reserves have been established in accordance with Generally Accepted Accounting Principles and liabilities.

8.05 Insurance. (i) Keep all of its insurable properties adequately insured at all times with responsible insurance carriers against loss or damage by fire and other hazards to the extent and in the manner customarily insured against by similar businesses owning such properties similarly situated, (ii) maintain general public liability insurance at all times with responsible insurance carriers against liability on account of damage to persons and property having such limits, deductibles, exclusions and co-insurance and other provisions providing no less coverage than that specified in Schedule 8.05 attached hereto, such insurance policies to be in form satisfactory to the Agent, and (iii) maintain insurance under all applicable workers' compensation laws (or in the alternative, maintain required reserves if self-insured for workers' compensation purposes).

8.06 True Books. Keep true books of record and account in which full, true and correct entries will be made of all of its dealings and transactions, and set up on its books such reserves as may be required by Generally Accepted Accounting Principles with respect to doubtful accounts and all taxes, assessments, charges, levies and claims and with respect to its business in general, and include such reserves in interim as well as year-end financial statements.

8.07 Year 2000 Compliance. The Borrower will promptly notify the Agent and the Lenders in the event the Borrower discovers or determines that any computer application (including those affected by information received from its suppliers and vendors) that is material to its or any of its Subsidiaries business and operations will not be Year 2000 Compliant on a timely basis, except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect.

8.08 Right of Inspection. Permit the Agent and any Lender and accountants, attorneys or other consultants designated by the Agent and any Lender at the Agent or any Lender's expense to visit and inspect any of the properties, corporate books and financial reports of the Borrower and its Subsidiaries, and to discuss their respective affairs, finances and accounts with their principal executive officers and independent certified public accountants, all at times reasonably convenient to the Borrower, at reasonable intervals and with reasonable prior notice. Subject to Section 12.17, the Agent and each Lender and such accountants, attorneys or other consultants shall treat all information received by it pursuant to this Section as confidential to the extent such information is not generally available to other Persons and shall, at the request of Borrower, execute a confidentiality agreement.

8.9 Observe all Laws. Conform to and duly observe in all material respects all laws, rules and regulations and all other valid requirements of any regulatory authority with respect to the conduct of its business where the failure to comply would be reasonably expected to result in a Material Adverse Effect.

8.10 Officer's Knowledge of Default. Observe all Laws. Upon the President, Chief Financial Officer or the Controller of the Borrower obtaining actual knowledge of any Default or Event of Default hereunder or under any other obligation of the Borrower or any Subsidiary described in Section 10.01(e), cause such officer or an Authorized Representative to promptly notify the Agent of the nature thereof, the period of existence thereof, and what action the Borrower proposes to take with respect thereto.

8.11 Suits or Other Proceedings. Upon the President, Chief Financial Officer or the Controller of the Borrower obtaining actual knowledge of any litigation or other proceedings being instituted against the Borrower or any Subsidiary, or any attachment, levy, execution or other process being instituted against any assets of the Borrower or any Subsidiary, in an aggregate amount greater than $500,000 not otherwise covered by insurance, promptly deliver to the Agent written notice thereof stating the nature and status of such litigation, dispute, proceeding, levy, execution or other process.

8.12 Notice of Discharge of Hazardous Material or Environmental Compliant. Promptly provide to the Agent true, accurate and complete copies of any and all notices, complaints, orders, directives, claims, or citations received by the Borrower or any Subsidiary relating to any material (a) violation or alleged violation by the Borrower or any Subsidiary of any applicable Environmental Laws or OSHA; (b) release or threatened release by the Borrower or any Subsidiary of any Hazardous Material, except where occurring legally; or (c) liability or alleged liability of the Borrower or any Subsidiary for the costs of cleaning up, removing, remediating or responding to a release of Hazardous Materials.

8.13 Environmental Compliance. If the Borrower or any Subsidiary shall receive notice from any governmental authority that the Borrower or any Subsidiary has violated any applicable Environmental Laws, the Borrower shall to the extent required by law and after expiration of all valid appeals and administrative proceedings (and in any event within the time period permitted by the applicable governmental authority) remove or remedy, or cause the applicable Subsidiary to remove or remedy, such violation.

8.14 Indemnification. The Borrower hereby agrees to defend, indemnify and hold the Agent and each Lender harmless from and against any and all claims, losses, liabilities, damages and expenses (including, without limitation, cleanup costs and reasonable attorneys' fees) arising directly or indirectly from, out of or by reason of the handling, storage, treatment, emission or disposal of any Hazardous Material by or in respect of the Borrower or any Subsidiary or property owned or leased or operated by the Borrower or any Subsidiary. The provisions of this Section 8.14 shall survive repayment of the Obligations, occurrence of the Revolving Credit Termination Date and expiration or termination of this Agreement.

8.15 Further Assurances. At its cost and expense, upon request of the Agent, duly execute and deliver or cause to be duly executed and delivered, to the Agent such further instruments, documents, certificates, financing and continuation statements, and do and cause to be done such further acts that may be reasonably necessary or advisable in the reasonable opinion of the Agent to carry out more effectively the provisions and purposes of this Agreement and the other Loan Documents.

8.16 ERISA Requirement. Comply in all material respects with all requirements of ERISA applicable to it and furnish to the Agent as soon as possible and in any event (i) within thirty (30) days after the Borrower knows or has reason to know that any reportable event with respect to any employee benefit plan subject to Title IV of ERISA maintained by the Borrower or any Subsidiary which could reasonably be expected to give rise to termination or the imposition of any material tax or penalty has occurred, written statement of an Authorized Representative describing in reasonable detail such reportable event and any action which the Borrower or applicable Subsidiary proposes to take with respect thereto, together with a copy of the notice of such reportable event given to the Pension Benefit Guaranty Corporation ("PBGC") or a statement that said notice will be filed with the annual report of the United States Department of Labor with respect to such plan if such filing has been authorized, (ii) promptly after receipt thereof, a copy of any notice that the Borrower or any Subsidiary may receive from the PBGC relating to the intention of the PBGC to terminate any employee benefit plan or plans of the Borrower or any Subsidiary or to appoint a trustee to administer any such plan which could reasonably be expected to result in a Material Adverse Effect, and (iii) within 10 days after a filing with the PBGC pursuant to Section 412(n) of the Code of a notice of failure to make a required installment or other payment with respect to a plan, a certificate of an Authorized Representative setting forth details as to such failure and the action that the Borrower or its affected Subsidiary, as applicable, proposes to take with respect thereto, together with a copy of such notice given to the PBGC.

8.17 Continued Operations. Continue at all times (i) to conduct its business and engage principally in a line or lines of business involving the furnishing of personnel related services, and (ii) preserve, protect and maintain free from Liens its material patents, copyrights, licenses, trademarks, trademark rights, trade names, trade name rights, trade secrets and know-how necessary or useful in the conduct of its operations, except to the extent Borrower or its Subsidiaries is otherwise permitted hereunder to dispose of assets.

8.18 Use of Proceeds. Use the proceeds of the Loans solely for the purposes specified in Section 2.14 hereof.

                                   ARTICLE IX

                               Negative Covenants

Until the Obligations have been paid and satisfied in full and this Agreement has been terminated in accordance with the terms hereof, unless the Required Lenders shall otherwise consent in writing, the Borrower will not, nor will it permit any Subsidiary to:

9.01 Consolidated Leverage Ratio. Permit at the end of each fiscal quarter the Consolidated Leverage Ratio to exceed 3.00 to 1.00.

9.02 Consolidated Fixed Charge Ratio. Permit at the end of each fiscal quarter the Consolidated Fixed Charge Ratio to be less than 1.50 to 1.00.

9.03 Consolidated Capitalization Ratio. Permit at any time the Consolidated Capitalization Ratio to exceed .50 to 1.00.

9.04 Indebtedness. Incur, create, assume or permit to exist any Indebtedness, howsoever evidenced, except

     (a)  Indebtedness  existing  as of the  date  hereof  and as set  forth  in
     Schedule 9.04 attached hereto and incorporated herein by reference and any refinancings, renewals or extensions (including substitutions or replacement of properties by newly acquired properties) thereof and containing covenants no more restrictive than those contained in this Agreement and providing no increase in the amount of such Indebtedness;

     (b) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

     (c) Indebtedness arising under this Agreement;

     (d) additional unsecured Indebtedness of the Borrower or Guarantors, or both, in an aggregate outstanding amount not to exceed at any time 20% of Consolidated Shareholders Equity;

     (e) Capital  Leases and purchase  money  Indebtedness  described in Section
     9.07 not to exceed at any time an aggregate outstanding principal amount of $20,000,000; and

     (f) additional unsecured Indebtedness of Subsidiaries which are not Guarantors in an aggregate outstanding amount not to exceed $5,000,000.

     For purposes of determining the amount of Indebtedness incurred in connection with an Acquisition, any Indebtedness which under Generally Accepted Accounting Principles must be recorded as a liability on the consolidated balance sheet of the Borrower, whether or not constituting a Contingent Obligation or Indebtedness for Money Borrowed, shall be deemed Indebtedness at 100% of the amount thereof for purposes of this Section 9.04, and to the extent such Indebtedness is not so required to be recorded as a liability, it shall not be deemed Indebtedness for purposes of this
     Section 9.04. Indebtedness incurred under clause (d) above may be secured by Letters of Credit issued pursuant to Article III hereof.

9.05 Transfer of Assets. Sell, lease, transfer or otherwise dispose of (i) any interest in any Subsidiary, or (ii) any other asset of Borrower or any Subsidiary except (a) assets sold in the ordinary course of business, (b) assets which are worn out, obsolete or no longer necessary, (c) sales of accounts receivable to Receivable Subsidiaries so long as such Receivable Subsidiary is a Guarantor, (d) a transfer by the Borrower or a Subsidiary of assets to a Guarantor or the Borrower or (e) other assets in any Fiscal Year having an aggregate book value not exceeding 5% of Consolidated Total Assets; provided, however, that the Borrower and its Subsidiaries may sell for cash other assets in excess of 5% of Consolidated Total Assets so long as the net proceeds of such sale are used to permanently reduce the Total Revolving Credit Commitment pursuant to Section 2.08(a).

9.06 Investments;Acquisitions. Purchase, own, invest in or otherwise Acquire, directly or indirectly, any stock or other securities or all or substantially all of the assets, or make or permit to exist any interest whatsoever in any other Person or permit to exist any loans or advances to any Person; provided, Borrower and its Subsidiaries may maintain investments or invest in or Acquire

     (i) Eligible Securities;

     (ii)  investments  existing  as of the  date  hereof  and as set  forth  in
     Schedule 7.01(d) attached hereto;

     (iii) accounts receivable arising and trade credit granted in the ordinary course of business and any securities received in satisfaction or partial satisfaction thereof in connection with accounts of financially troubled Persons to the extent reasonably necessary in order to prevent or limit loss;

     (iv) Acquisitions so long as (A) the Acquisition is not opposed by the Person who is being acquired or whose assets are being acquired, (B) the Cost of Acquisition of any Person does not exceed ten percent (10%) of Consolidated Shareholders' Equity and (C) if the Person or assets so acquired on a pro forma historical basis as at the date of the Acquisition or for the Four-Quarter Period most recently ended preceding the date of Acquisition owned assets or generated income, which when consolidated with the assets and pre-tax income of the Borrower and its Subsidiaries, constitute ten percent (10%) or more of the Consolidated Total Assets or Consolidated Pre-Tax Income, then the Borrower shall furnish to the Agent prior to completing such Acquisition a certificate in the form of Exhibit J, which certificate demonstrates that on a pro forma historical basis no Default or Event of Default exists under this Agreement;

     (v) loans and advances to and investments in Subsidiaries so long as loans and advances to and investments in all Subsidiaries which are not Guarantors do not exceed at any time an aggregate of $50,000,000; provided, however, that nothing contained in this Section shall limit the right of Borrower and its Subsidiaries to make payments in the ordinary course of business on behalf of customers of Borrower or its Subsidiaries rendering temporary staffing services (the private label business) where payments by recipients of such staffing services from such customers of Borrower or its Subsidiaries are remitted directly to the Borrower or its Subsidiaries;

     (vi) loans and advances to and investments in Persons who are not Subsidiaries so long as (i) such Person derives the majority of its revenues from providing staffing, consulting and outsourcing services, and
     (ii) such loans and advances to and investments in such Persons do not exceed at any time an aggregate of $5,000,000;

     (vii) Investments as of the Closing Date in the form of ownership of the capital stock in a Subsidiary;

     (viii) guarantees of any Indebtedness (that is permitted by Section 9.04 hereof) of a Guarantor; and

     (ix) loans and advances to employees of the Borrower and its Subsidiaries (including bridge and relocation loans) made in the ordinary course of business in an amount not to exceed $500,000 in the aggregate outstanding at one time.

9.07 Liens. Incur, create or permit to exist any pledge, Lien, charge or other encumbrance of any nature whatsoever with respect to any property or assets of the Borrower or any Subsidiary to secure Indebtedness owed to any other Person except:

     (i) Permitted Liens; and

     (ii) purchase money Liens to secure Indebtedness and Liens securing Capital Leases to the extent permitted under Section 9.04(e) which Indebtedness is incurred to purchase fixed assets, provided such Indebtedness represents not less than 75% of the purchase price of such assets as of the date of purchase thereof and no property other than the assets so purchased secures such Indebtedness.

9.08 Restricted Payments. Make Restricted Payments during the term of this Agreement in an aggregate amount exceeding $200,000,000, provided, however, that the Borrower shall not make any Restricted Payment if either prior to or after giving effect to such Restricted Payment a Default or Event of Default shall exist, provided that in no event shall capital stock of the Borrower owned by Borrower and its Subsidiaries represent at any time 25% or more of Consolidated Shareholders Equity.

9.09 Merger or Consolidation. (a) Consolidate with or merge into any other Person, or (b) permit any other Person to merge into it; or (c) other than as permitted in Section 9.05, liquidate, wind-up or dissolve or sell, transfer or lease or otherwise dispose of all or a substantial part of its assets (other than sales in the ordinary course of business); provided, however, (i) any Subsidiary of the Borrower may merge or transfer all or substantially all of its assets into or consolidate with any wholly-owned Subsidiary of the Borrower,
(ii) any Person may merge with the Borrower or a wholly-owned Subsidiary if the Borrower or such Subsidiary shall be the survivor thereof and such merger shall not cause, create or result in the occurrence on any Default or Event of Default hereunder.

9.10 Change in Control. Cause, suffer or permit any Person or group of Persons acting in concert other than the owners, if any, of more than 35% of outstanding securities of the Borrower as of the Closing Date having voting rights in the election of directors, to own or control, directly or indirectly, more than 35% of the outstanding securities of (on a fully diluted basis and taking into account any outstanding securities or contract rights exercisable, exchangeable or convertible into equity interests) the Borrower having voting rights in the election of directors.

9.11 Transactions with Affiliates. Enter into any transaction after the date hereof, including, without limitation, the purchase, sale, leasing or exchange of property, real or personal, or the rendering of any service, with any Affiliate of the Borrower (other than a Subsidiary), except (a) where such transaction is upon fair and reasonable terms that are no less favorable to the Borrower or any Subsidiary than would be obtained in an arm's length transaction with a nonaffiliated Person, (b) in the ordinary course of and pursuant to the reasonable requirements of the Borrower's (or any Subsidiary's) business consistent with past practice of the Borrower and its Subsidiaries, (c) investments permitted by clause (ix) of Section 9.06, and (d) the payment of reasonable compensation (including the granting of stock options for the purchase of Borrower's capital stock and payment of cash) to the directors of the Borrower.

9.12 ERISA. With respect to all employee pension benefit plans maintained by the Borrower or any Subsidiary:

     (i) terminate any of such employee pension benefit plans so as to incur any material liability to the Pension Benefit Guaranty Corporation established pursuant to ERISA;

     (ii) allow or suffer to exist any prohibited transaction involving any of such employee pension benefit plans or any trust created thereunder which would subject the Borrower or a Subsidiary to any material tax or penalty or other liability on prohibited transactions imposed under Internal Revenue Code Section 4975 or ERISA;

     (iii)  fail  to  pay  to  any  such  employee   pension  benefit  plan  any
     contribution which it is obligated to pay under the terms of such plan which could reasonably be expected to have a Material Adverse Effect;

     (iv) allow or suffer to exist any accumulated funding deficiency, whether or not waived, with respect to any such employee pension benefit plan which could reasonably be expected to have a Material Adverse Effect;

     (v) allow or suffer to exist any occurrence of a reportable event or any other event or condition, which presents a material risk of termination by the Pension Benefit Guaranty Corporation of any such employee pension benefit plan that is a Single Employer Plan, which termination could result in any liability to the Pension Benefit Guaranty Corporation which could reasonably be expected to have a Material Adverse Effect; or

     (vi) incur any withdrawal liability with respect to any Multi-employer Plan which could reasonably be expected to have a Material Adverse Effect.

9.13 Fiscal Year. Change its Fiscal Year.

9.14 Dissolution, etc. Wind up, liquidate or dissolve (voluntarily or involuntarily) or commence or suffer any proceedings seeking any such winding up, liquidation or dissolution, except in connection with the merger or consolidation of Subsidiaries into each other or into the Borrower permitted pursuant to Section 9.09.

9.15 Rate Hedging Obligations. Incur any Rate Hedging Obligations or enter into any agreements, arrangements, devices or instruments relating to Rate Hedging Obligations, except pursuant to a Swap Agreement.

9.16 Negative Pledge Clauses. Enter into or cause, suffer or permit to exist any agreement with any Person other than the Agent and the Lenders pursuant to this Agreement or any other Loan Document which prohibits or limits the ability of any of the Borrower or any Subsidiary to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues whether now owned or hereafter acquired.

                                    ARTICLE X

                       Events of Default and Acceleration

10.01 Events of Default. If any one or more of the following events (herein called "Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), that is to say:

     (a) if default shall be made in the due and punctual payment of the principal of any Loan, Reimbursement Obligation or other Obligation, when and as the same shall be due and payable whether pursuant to any provision of Article II or ArticleIII hereof, at maturity, by acceleration or otherwise; or

     (b) if default shall be made in the due and punctual payment of any amount of interest on any Loan, Reimbursement Obligation or of any fees or other amounts payable to any of the Lenders under the Loan Documents on the date on which the same shall be due and payable and such default shall continue for a period of three (3) Business Days; or

     (c) if default shall be made in the performance or observance of any covenant set forth in Sections 8.06, 8.08, 8.10 or Article IX hereof (except that in the case of Sections 9.04, 9.06(i), 9.07 and 9.11 such default shall continue for a period of ten (10) days after the occurrence thereof);

     (d) if a default shall be made in the performance or observance of, or shall occur under, any covenant, agreement or provision contained in this Agreement or the Notes (other than as described in clauses (a), (b) or (c) above) and such default shall continue for 30 or more days after the earlier of receipt of notice of such default by the Authorized Representative from the Agent or the Borrower becomes aware of such default, or if a default shall be made in the performance or observance of, or shall occur under, any covenant, agreement or provision contained in any of the other Loan Documents (beyond any applicable grace period, if any, contained therein) or in any instrument or document delivered to the Agent or the Lenders in connection with or pursuant to this Agreement or any of the Obligations evidencing or creating any obligation or guaranty in favor of the Agent or any of the Lenders, or if any Loan Document ceases to be in full force and effect (other than by reason of any action by the Agent), or if without the written consent of the Required Lenders, this Agreement or any other Loan Document shall be disaffirmed or shall terminate, be terminable or be terminated or become void or unenforceable for any reason whatsoever (other than in accordance with its terms in the absence of default or by reason of any action by the Agent or the Lenders); or

     (e) if a default shall occur, which is not waived, (i)in the payment of any principal, interest, premium or other amounts with respect to any Indebtedness (other than the Loans) of the Borrower or of any Subsidiary in an amount not less than $5,000,000 in the aggregate outstanding, or (ii)in the performance, observance or fulfillment of any term or covenant contained in any agreement or instrument under or pursuant to which any such Indebtedness may have been issued, created, assumed, guaranteed or secured by the Borrower or any Subsidiary, and such default shall continue for more than the period of grace, if any, therein specified, or if such default shall permit the holder of any such Indebtedness to accelerate the maturity thereof; or

     (f) if any representation, warranty or other statement of fact contained herein or any other Loan Document or in any writing, certificate, report or statement at any time furnished to the Agent or any of the Lenders by or on behalf of the Borrower or any Guarantor pursuant to or in connection with this Agreement or the other Loan Documents, or otherwise, shall be false or misleading in any material respect when given; or

     (g) if the Borrower or any Subsidiary shall be unable to pay its debts generally as they become due; file a petition to take advantage of any insolvency statute; make an assignment for the benefit of its creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or of the whole or any substantial part of its property; file a petition or answer seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute; or

     (h) if a court of competent jurisdiction shall enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of the Borrower or any Subsidiary or of the whole or any substantial part of its properties and such order, judgment or decree continues unstayed and in effect for a period of sixty (60) days, or approve a petition filed against the Borrower or any Subsidiary seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state, which petition is not dismissed within sixty (60) days; or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of the Borrower or any Subsidiary or of the whole or any substantial part of its properties, which control is not relinquished within sixty (60) days; or if there is commenced against the Borrower or any Subsidiary any proceeding or petition seeking reorganization, arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state which proceeding or petition remains undismissed for a period of sixty (60) days; or if the Borrower or any Subsidiary takes any action to indicate its consent to or approval of any such proceeding or petition; or

     (i) if (i) any judgment where the amount not covered by insurance (or the amount as to which the insurer denies liability) is in excess of $5,000,000 is rendered against the Borrower or any Subsidiary, or (ii)there is any attachment, injunction or execution against any of the Borrower's or any Subsidiary's properties for any amount in excess of $5,000,000; and such judgment, attachment, injunction or execution has not been either paid, stayed, discharged, bonded or dismissed for a period of thirty (30) days; or

     (j) if the Borrower or any Subsidiary shall, other than in the ordinary course of business (as determined by past practices), suspend all or any part of its operations material to the conduct of the business of the Borrower or such Subsidiary, taken as a whole;

     then, and in any such event and at any time thereafter, if such Event of Default or any other Event of Default shall have not been waived,

          (A) either or both of the following actions may be taken: (i)the Agent, with the consent of the Required Lenders may, and at the direction of the Required Lenders shall, declare any obligation of the Lenders and NationsBank to make further Loans or issue Letters of Credit or make Swing Line Loans terminated, whereupon the obligation of the Lenders to make further Loans or issue Letters of Credit hereunder shall terminate immediately, and (ii)the Agent shall, at the direction of the Required Lenders declare by notice to the Borrower any or all of the Obligations to be immediately due and payable, and the same, including all interest accrued thereon and all other obligations of the Borrower to the Lenders, shall forthwith become immediately due and payable without presentment, demand, protest, notice or other formality of any kind, all of which are hereby expressly waived, anything contained herein or in any instrument evidencing the Obligations to the contrary notwithstanding; provided, however, that notwithstanding the above, if there shall occur an Event of Default under clause (g) or (h) above, then the obligation of the Lenders to make Loans, of NationsBank to make Swing Line Loans and to issue Letters of Credit hereunder shall automatically terminate and any and all of the Obligations shall be immediately due and payable without the necessity of any action by the Agent or the Required Lenders or notice to the Agent or the Lenders;

          (B) the Borrower shall, upon demand of the Agent or the Required Lenders, deposit cash with the Agent in accordance with the LC Account Agreement in an amount equal to the amount of any Letters of Credit remaining undrawn or unpaid, as collateral security for the repayment of any future drawings or payments under such Letters of Credit and the Borrower shall forthwith deposit and pay such amounts and such amounts shall be held by the Agent pursuant to the terms of the LC Account Agreement;

          (C) the Agent and each of the Lenders shall have all of the rights and remedies available under the Loan Documents or under any applicable law.

10.02 Agent to Act. In case any one or more Events of Default shall occur and not have been waived, the Agent may, and at the direction of the Required Lenders shall, proceed to protect and enforce its rights or remedies either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein or in any other Loan Document, or to enforce the payment of the Obligations or any other legal or equitable right or remedy.

10.03 Cumulative Rights. No right or remedy herein conferred upon the Agent is intended to be exclusive of any other rights or remedies contained herein or in any other Loan Document, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute, or otherwise.

10.04 No Waiver. No course of dealing between the Borrower and any Lender or the Agent or any failure or delay on the part of any Lender or the Agent in exercising any rights or remedies under any Loan Document or otherwise available to it shall operate as a waiver of any rights or remedies and no single or partial exercise of any rights or remedies shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or of the same right or remedy on a future occasion.

10.05 Allocation of Proceeds. If an Event of Default has occurred and not been waived, and the maturity of the Notes has been accelerated pursuant to Article X hereof, all payments received by the Agent hereunder, in respect of any principal of or interest on the Obligations or any other amounts payable by the Borrower hereunder, shall be applied by the Agent in the following order:

     (a) amounts due to the Lenders pursuant to Sections 2.12, 4.03, 4.04 and 12.05;

     (b) amounts due to the Agent pursuant to Section 11.08;

     (c) payments of interest on Loans, Swing Line Loans and Reimbursement Obligations, to be applied for the ratable benefit of the Lenders (with amounts payable in respect of Swing Line Outstandings being included in such calculation and paid to NationsBank);

     (d) payments of principal of Loans, Swing Line Loans and Reimbursement Obligations, to be applied for the ratable benefit of the Lenders (with amounts payable in respect of Swing Line Outstandings being included in such calculation and paid to NationsBank);

     (e) payments of cash amounts to the Agent in respect of outstanding Letters of Credit pursuant to Section 10.01(B);

     (f) amounts due to the Lenders pursuant to Sections 3.02(f) and 8.14;

     (g) payments of all other amounts due under any of the Loan Documents, if any, to be applied for the ratable benefit of the Lenders;

     (h) amounts due to any of the Lenders in respect of Obligations consisting of liabilities under any Swap Agreement with any of the Lenders on a pro rata basis according to the amounts owed; and

     (i) any surplus remaining after application as provided for herein, to the Borrower or otherwise as may be required by applicable law.

                                   ARTICLE XI

                                    The Agent

11.01 Appointment, Powers and Immunities. Each Lender hereby irrevocably appoints and authorizes the Agent to act as its agent under this Agreement and the other Loan Documents with such powers and discretion as are specifically delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. The Agent (which term as used in this sentence and in Section 11.05 and the first sentence of Section 11.06 hereof shall include its affiliates and the Agent's and its affiliates' officers, directors, employees, and agents): (a) shall not have any duties or responsibilities except those expressly set forth in this Agreement and shall not be a trustee or fiduciary for any Lender; (b) shall not be responsible to the Lenders for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Loan Document or any certificate or other document referred to or provided for in, or received by any of them under, any Loan Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Loan Document, or any other document referred to or provided for therein or for any failure by any Loan Party or any other Person to perform any of its obligations thereunder; (c) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Loan Party or the satisfaction of any condition or to inspect the property (including the books and records) of any Loan Party or any of its Subsidiaries or affiliates; (d) shall not be required to initiate or conduct any litigation or collection proceedings under any Loan Document; and
(e) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any Loan Document, except for its own gross negligence or willful misconduct. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

11.02 Reliance by Agent. The Agent shall be entitled to rely upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telecopy) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any Loan Party), independent accountants, and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until the Agent receives and accepts an Assignment and Acceptance executed in accordance with
Section 12.01 hereof. As to any matters not expressly provided for by this Agreement, the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding on all of the Lenders; provided, however, that the Agent shall not be required to take any action that exposes the Agent to personal liability or that is contrary to any Loan Document or applicable law or unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking any such action.

11.03 Defaults. The Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Agent has received written notice from a Lender or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default or Event of Default, the Agent shall give prompt notice thereof to the Lenders. The Agent shall (subject to Section 11.02 hereof) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Lenders, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders.

11.04 Rights as Lender. With respect to its Revolving Credit Commitment and the Loans made by it, NationsBank (and any successor acting as Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity. NationsBank (and any successor acting as Agent) and its affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with any Loan Party or any of its Subsidiaries or affiliates as if it were not acting as Agent, and NationsBank (and any successor acting as Agent) and its affiliates may accept fees and other consideration from any Loan Party or any of its Subsidiaries or affiliates for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

11.05 Indemnification. The Lenders agree to indemnify the Agent (to the extent not reimbursed under Section 12.05 hereof, but without limiting the obligations of the Borrower under such Section) ratably in accordance with their respective Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Agent (including by any Lender) in any way relating to or arising out of any Loan Document or the transactions contemplated thereby or any action taken or omitted by the Agent under any Loan Document; provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any costs of expenses payable by the Borrower under Section 12.05, to the extent that the Agent is not promptly reimbursed for such costs and expenses by the Borrower. The agreements contained in this Section shall survive payment in full of the Loans and all other amounts payable under this Agreement.

11.06 Non-Reliance on Agent and Other Lenders. Each Lender agrees that it has, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Loan Parties and their Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Loan Documents. Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of any Loan Party or any of its Subsidiaries or affiliates that may come into the possession of the Agent or any of its affiliates.

11.07 Resignation of Agent. The Agent may resign at any time by giving notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders may appoint, with the consent of the Borrower, so long as there shall not have occurred and be continuing a Default or Event of Default, which consent shall not be unreasonably withheld, a successor Agent for the Lenders. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent which shall be a commercial bank organized under the laws of the United States of America having combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor, such successor shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article XI shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

11.08 Fees. The Borrower agrees to pay to the Agent, for its individual account, an annual Agent's fee as from time to time agreed to by the Borrower and Agent in writing.

11.09 Other Agents. None of the Lenders identified on the cover of this Agreement as a Co-Syndication Agent or the Documentation Agent shall have any right, power, obligation, liability, responsibility or duty under this Agreement or any other Loan Document other than those applicable to all Lenders as such. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders so identified in deciding to enter into this Agreement or any other Loan Document or in taking or refraining from taking any action hereunder or thereunder or pursuant hereto or thereto.

                                   ARTICLE XII

                                  Miscellaneous

12.01 Assignments and Participation. (a) Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Loans, its Notes, and its Revolving Credit Commitment); provided, however, that

          (i) each such assignment shall be to an Eligible Assignee;

          (ii) except in the case of an assignment to another Lender or an assignment of all of a Lender's rights and obligations under this Agreement, any such partial assignment shall be in an amount at least equal to $10,000,000 or an integral multiple of $1,000,000 in excess thereof;

          (iii) each such assignment by a Lender shall be of a constant, and not varying, percentage of all of its rights and obligations under this Agreement and the Notes; and

          (iv) the parties to such assignment shall execute and deliver to the Agent for its acceptance an Assignment and Acceptance in the form of Exhibit B hereto, together with any Notes subject to such assignment and a processing fee of $3,500 to be paid by the new Lender.

     Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender hereunder and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Agreement. Upon the consummation of any assignment pursuant to this Section, the assignor, the Agent and the Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Agent certification as to exemption from withholding of Taxes in accordance with Section4.06.

     (b) The Agent shall maintain at its address referred to in Section12.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Revolving Credit Commitment of, and principal amount of the Revolving Credit Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

     (c) Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Notes subject to such assignment and payment of the processing fee, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit B hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

     (d) Each Lender may sell participations to one or more Persons in all or a portion of its rights, obligations or rights and obligations under this Agreement (including all or a portion of its Revolving Credit Commitment and its Revolving Credit Loans); provided, however, that (i) such Lenders obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Borrower shall continue to deal solely and directly with such Lender in connection with such Lenders rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrower relating to its Loans and its Note and to approve any amendment, modification, or waiver of any provision of this Agreement (other than amendments, modifications, or waivers decreasing the amount of principal of or the rate at which interest is payable on such Loans, Note or Letter of Credit, or any fee payable hereunder, extending any scheduled principal payment date or date fixed for the payment of interest on such Loans, Note or Letter of Credit, or extending the expiry date of any Letter of Credit beyond the Maturity Date, or any date for reimbursement of any Reimbursement Obligations or extending its Commitment).

     (e) Notwithstanding any other provision set forth in this Agreement, any Lender may, at no cost to the Borrower, at any time assign and pledge all or any portion of its Loans and its Note to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

     (f) Any Lender may furnish any information concerning the Borrower or any of its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants), subject, however, to the provisions of Section 12.17 hereof

     (g) The Borrower may not assign any rights, powers, duties or obligations under this Agreement or the other Loan Documents without the prior written consent of all the Lenders.

12.02 Notices. Any notice shall be conclusively deemed to have been received by any party hereto and be effective on the day on which delivered to such party (against receipt therefor) at the address set forth below or such other address as such party shall specify to the other parties in writing (or, in the case of telephonic notice or notice by telecopy, telegram or telex (where the receipt of such message is verified by return) expressly provided for hereunder, when received during normal business hours at such telephone, telecopy or telex number as may from time to time be specified in written or oral notice to the other parties hereto or otherwise received), or by overnight courier or express mail on the day following the date sent, addressed to such party at said address:

     (a) if to the Borrower:

                           Modis Professional Services, Inc.
                           One Independent Drive
                           Jacksonville, Florida  32202
                           Attention:  Chief Financial Officer
                           Telephone:           (904) 360-2000
                           Telefacsimile:       (904) 360-2505

     (b) if to the Lender:

                           NationsBank, National Association
                           400 N. Ashley Drive
                           Tampa, Florida  33602
                           Attention: Global Finance
                           Telephone:           (813) 224-5194
                           Telefacsimile:       (813) 224-5948

                           with a copy to:

                           NationsBank, National Association
                           101 North Tryon Street, 15th Floor
                           Charlotte, North Carolina  28255
                           Attention:  Agency Services
                           Telephone:           (704) 388-2374
                           Telefacsimile:       (704) 386-9923

     (c) if to NationsBank in its capacity as Agent and issuer of the Letters of
     Credit:

                           NationsBank, National Association
                           101 North Tryon Street, 15th Floor
                           Charlotte, North Carolina  28255
                           Attention:  Agency Services
                           Telephone:           (704) 388-2374
                           Telefacsimile:       (704) 386-9923


12.03 Right of Setoff; Adjustments. (a) Upon the occurrence and during the continuance of any Event of Default, each Lender (and each of its affiliates) is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender (or any of its affiliates) to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and the Notes held by such Lender, irrespective of whether such Lender shall have made any demand under this Agreement or such Notes and although such obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender may have.

     (b) If any Lender (a "benefitted Lender") shall at any time receive any payment of all or part of the Loans owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans owing to it, or interest thereon, such benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loans owing to it, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Borrower agrees that any Lender so purchasing a participation from a Lender pursuant to this Section12.03 may, to the fullest extent permitted by law, exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Person were the direct creditor of the Borrower in the amount of such participation.

12.04 Survival. All covenants, agreements, representations and warranties made herein shall survive the making by the Lenders of the Loans and the expiration of the Letters of Credit and the execution and delivery to the Lenders of this Agreement and the Notes and shall continue in full force and effect so long as any of Obligations remain outstanding or any Lender has any commitment hereunder or the Borrower has continuing obligations hereunder unless otherwise provided herein. Whenever in this Agreement, any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party and all covenants, provisions and agreements by or on behalf of the Borrower which are contained in this Agreement, the Notes and the other Loan Documents shall inure to the benefit of the successors and permitted assigns of the Lenders or any of them.

12.05 Expenses. The Borrower agrees (a)to pay or reimburse the Agent for all its reasonable and customary out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of, this Agreement or any of the other Loan Documents (including travel expenses relating to closing), and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable and customary fees and disbursements of counsel to the Agent as well as all such expenses and costs arising in connection with any amendment, supplement or modification to this Agreement or any other Loan Documents, (b)to pay or reimburse the Agent and the Lenders for all their reasonable costs and expenses incurred in connection with the enforcement (only from and after the occurrence and continuation of a Default or Event of Default) or preservation of any rights under this Agreement and the other Loan Documents, including without limitation, the reasonable fees and disbursements of its counsel, (c)to pay, indemnify and hold the Agent and the Lenders harmless from any and all recording and filing fees and any and all liabilities with respect to, or resulting from any failure to pay or delay in paying, documentary, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of this Agreement or any other Loan Documents, or consummation of any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement or any other Loan Documents, and (d)to pay, indemnify, and hold the Agent and the Lenders harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any indemnity agreement or undertaking made by the Agent or any Lender to facilitate the processing of checks, payroll or otherwise, of Borrower, or in any respect relating to the transactions contemplated hereby or thereby, (all the foregoing, collectively, the "indemnified liabilities"); provided, however, that the Borrower shall have no obligation hereunder with respect to indemnified liabilities arising from (i) the willful misconduct or gross negligence of or the willful breach of the Loan Documents by the party seeking indemnification,
(ii) legal proceedings commenced against the Agent or any Lender by any security holder or creditor thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such, (iii) any taxes imposed upon the Agent or any Lender other than the documentary, stamp, excise and similar taxes described in clause (c) above or any tax which would be payable to Lender by Borrower pursuant to Article IV hereof, it being understood that the Lenders shall have the affirmative obligation, so long as no Default or Event of Default exists hereunder, to take all reasonable steps to ensure such documentary, stamp or similar taxes are not required to be paid, (iv)taxes imposed and costs and expenses incurred as a result of a transfer or assignment of any Note, participation or assignment of a portion of a Lender's rights or
(v)any transfer taxes, costs, fees or expenses incurred in connection with any transfer of the Notes. The agreements in this subsection shall survive repayment of the Notes and all other Obligations hereunder and termination of this Agreement.

12.06 Amendments and Waivers. Any provision of this Agreement or any other Loan Document may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Lenders (and, if Article XI or the rights or duties of the Agent are affected thereby, by the Agent); provided that no such amendment or waiver shall, unless signed by all the Lenders (i) increase the Revolving Credit Commitments of the Lenders, (ii) reduce the principal of or rate of interest on any Loan or any fees or other amounts payable hereunder, (iii) postpone any date fixed for the payment of any scheduled installment of principal of or interest on any Loan or any fees or other amounts payable hereunder or for termination of any Revolving Credit Commitment, (iv) change the percentage of the Revolving Credit Commitments or of the unpaid principal amount of the Notes, or the number of Lenders, which shall be required for the Lenders or any of them to take any action under this Section or any other provision of this Agreement or (v) release all or substantially all of the Guarantors; and provided, further, that no such amendment or waiver which affects the rights, privileges or obligations of NationsBank as provider of the Swing Line or issuer of Letters of Credit, shall be effective unless signed in writing by NationsBank.

12.07 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such fully-executed counterpart.

12.08 Waivers by Borrower. In any litigation in any court with respect to, in connection with, or arising out of this Agreement, the Loans, any of the Notes, any of the other Loan Documents, the Obligations, or any instrument or document delivered pursuant to this Agreement or the other Loan Documents, or the validity, protection, interpretation, collection or enforcement thereof, or any other claim or dispute howsoever arising between the Borrower and the Agent and any Lender, the Borrower and the Agent and the Lenders hereby waive, to the extent permitted by applicable law, trial by jury in connection with any such litigation.

12.09 Termination. The termination of this Agreement shall not affect any rights of the Borrower, the Agent or the Lenders or any obligation of the Borrower, the Agent or the Lenders, arising prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into or rights created or obligations incurred prior to such termination have been fully disposed of, concluded or liquidated and the Obligations arising prior to or after such termination have been irrevocably paid in full. The rights granted to the Agent for the benefit of the Lenders hereunder and under the other Loan Documents shall continue in full force and effect, notwithstanding the termination of this Agreement, until all of the Obligations have been paid in full after the termination hereof (other than Obligations in the nature of continuing indemnities or expense reimbursement obligations not yet due and payable) or the Borrower has furnished the Agent and the Lenders with an indemnification satisfactory to the Lender with respect thereto. All representations, warranties, covenants, waivers and agreements contained herein shall survive termination hereof until payment in full of the Obligations unless otherwise provided herein. Notwithstanding the foregoing, if after receipt of any payment of all or any part of the Obligations, any Lender is for any reason compelled to surrender such payment to any Person because such payment is determined to be void or voidable as a preference, impermissible setoff, a diversion of trust funds or for any other reason, this Agreement shall continue in full force and the Borrower shall be liable to, and shall indemnify and hold such Lender harmless for, the amount of such payment surrendered until the Lenders shall have been finally and irrevocably paid in full. The provisions of the foregoing sentence shall be and remain effective notwithstanding any contrary action which may have been taken by the Lender in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Lender's rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

12.10 Replacement Lender. The Borrower may, in its sole discretion, on 10 Business Days' prior written notice to the Agent and the affected Lender, cause such Lender to (and such Lender shall) assign, pursuant to Section 12.01, all of its rights and obligations under this Agreement (other than with respect to outstanding Competitive Bid Loans) to an Eligible Assignee designated by the Borrower which is willing to become a Lender for a purchase price equal to the outstanding principal amount of the Loans payable to such Lender plus any accrued but unpaid interest on such Loans, any accrued but unpaid fees with respect to such Lender's Revolving Credit Commitment and any other amount payable to such Lender under this Agreement (other than with respect to outstanding Competitive Bid Loans); provided, that any expenses or other amounts which would be owing to such Lender pursuant to any indemnification provision hereof (including, if applicable Section 4.04) shall be payable by the Borrower as if the Borrower had prepaid the Loans of such Lender rather than such Lender having assigned its interest hereunder. The Borrower or the Assignee shall pay the applicable processing fee under Section 12.01(a).

12.11 Governing Law. All documents executed pursuant to the transactions contemplated herein, including, without limitation, this Agreement and each of the Loan Documents shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with, the internal laws and judicial decisions of the State of Florida. The Borrower and the Agent hereby submit to the jurisdiction and venue of the state and federal courts of Florida for the purposes of resolving disputes hereunder or for the purposes of collection.

12.12 Headings and References. The headings of the Articles and Sections of this Agreement are inserted for convenience of reference only and are not intended to be a part of, or to affect the meaning or interpretation of this Agreement. Words such as "hereof", "hereunder", "herein" and words of similar import shall refer to this Agreement in its entirety and not to any particular Section or provisions hereof, unless so expressly specified. As used herein, the singular shall include the plural, and the masculine shall include the feminine or a neutral gender, and vice versa, whenever the context requires.

12.13 Severability. If any provision of this Agreement or the other Loan Documents shall be determined to be illegal or invalid as to one or more of the parties hereto, then such provision shall remain in effect with respect to all parties, if any, as to whom such provision is neither illegal nor invalid, and in any event all other provisions hereof shall remain effective and binding on the parties hereto.

12.14 Entire Agreement. This Agreement, together with the other Loan Documents, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, negotiations, representations, commitments and other communications between or among the parties, both oral and written, with respect thereto.

12.15 Agreement Controls. In the event that any term of any of the Loan Documents other than this Agreement conflicts with any term of this Agreement, the terms and provisions of this Agreement shall control.

12.16 Usury Savings Clause. Notwithstanding any other provision herein, the aggregate interest rate charged under any of the Notes, including all charges or fees in connection therewith deemed in the nature of interest under applicable law shall not exceed the Highest Lawful Rate (as such term is defined below). If the rate of interest (determined without regard to the preceding sentence) under this Agreement at any time exceeds the Highest Lawful Rate (as defined below), the outstanding amount of the Loans made hereunder shall bear interest at the Highest Lawful Rate until the total amount of interest due hereunder equals the amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect. In addition, if when the Loans made hereunder are repaid in full the total interest due hereunder (taking into account the increase provided for above) is less than the total amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect, then to the extent permitted by law, the Borrower shall pay to the Agent an amount equal to the difference between the amount of interest paid and the amount of interest which would have been paid if the Highest Lawful Rate had at all times been in effect. Notwithstanding the foregoing, it is the intention of the Lenders and the Borrower to conform strictly to any applicable usury laws. Accordingly, if any Lender contracts for, charges, or receives any consideration which constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be canceled automatically and, if previously paid, shall at such Lender's option be applied to the outstanding amount of the Loans made hereunder or be refunded to the Borrower. As used in this paragraph, the term "Highest Lawful Rate" means the maximum lawful interest rate, if any, that at any time or from time to time may be contracted for, charged, or received under the laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

12.17 Confidentiality. The Agent and each Lender (each, a "Lending Party") agrees to keep confidential any information furnished or made available to it by the Borrower pursuant to this Agreement that is marked confidential; provided that nothing herein shall prevent any Lending Party from disclosing such information (a) to any other Lending Party or any affiliate of any Lending Party, or any officer, director, employee, agent, or advisor of any Lending Party or affiliate of any Lending Party, (b) to any other Person if reasonably incidental to the administration of the credit facility provided herein, (c) as required by any law, rule, or regulation, (d) upon the order of any court or administrative agency, (e) upon the request or demand of any regulatory agency or authority, (f) that is or becomes available to the public or that is or becomes available to any Lending Party other than as a result of a disclosure by any Lending Party prohibited by this Agreement or through disclosure by any other Person whom the Agent or such Lender has reason to believe disclosed such information in violation of or contrary to the confidentiality requirements or policies of the Borrower or a Subsidiary, (g) in connection with any litigation to which such Lending Party or any of its affiliates may be a party, (h) to the extent necessary in connection with the exercise of any remedy under this Agreement or any other Loan Document, and (i) subject to provisions substantially similar to those contained in this Section, to any actual or proposed participant or assignee.


                                    [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.


                                               MODIS PROFESSIONAL SERVICES, INC.
WITNESS:

/s/ Charles N. Anderson               By: /s/  Michael D. Abney
                                               Name: Michael D. Abney
/s/ Terry L. Witcher                  Title:   Senior Vice President & Treasurer

                       NATIONSBANK, NATIONAL ASSOCIATION,
                                    as Agent


                           By:/s/ Miles C. Dearden III
                           Name: Miles C. Dearden III
                          Title: Senior Vice President


                       NATIONSBANK, NATIONAL ASSOCIATION,
                                   as a Lender


                           By:/s/ Miles C. Dearden III
                           Name: Miles C. Dearden III
                          Title: Senior Vice President

                            FIRST UNION NATIONAL BANK


                            By: /s/ Michael J. Carlin
                             Name: Michael J. Carlin
                          Title: Senior Vice President

                                 Lending Office:
                           225 Water Street, 4th Floor
                                Mail Code FL0060
                           Jacksonville, Florida 32202

                           Wire Transfer Instructions:
                            First Union National Bank
                              Jacksonville, Florida
                               ABA No.: 063000021
                            Account No.: 145916-2008
                     Account Name: Commercial Loan Services
                             Attention: Cindy Petry
                                 (904) 489-1823
                  Reference: Modis Professional Services, Inc.

                               FLEET NATIONAL BANK


                            By: /s/ Deborah Lawrence
                             Name: Deborah Lawrence
                          Title: Senior Vice President

                                 Lending Office:
                               One Federal Street
                                    MAOF DO4J
                           Boston, Massachusetts 02110

                           Wire Transfer Instructions:
                               Fleet National Bank
                              Boston, Massachusetts
                               ABA No.: 011000138
                            Account No.: 151035103156
                     Account Name: Commercial Loan Services
                           Reference: AccuStaff/Modis

                       THE FIRST NATIONAL BANK OF CHICAGO

                            By: /s/ Gaye C. Plunkett
                             Name: Gaye C. Plunkett
                              Title: Vice President

                                 Lending Office:
                            One First National Plaza
                             Suite 0324, 10th Floor
                             Chicago, Illinois 60670

                           Wire Transfer Instructions:
                       The First National Bank of Chicago
                                Chicago, Illinois
                               ABA No.: 071000013
                           Account No.: 4811528600000
                    Account Name: Loan Processing Department
                              Attention: Nan Wilson
                  Reference: Modis Professional Services, Inc.

                               WACHOVIA BANK, N.A.


                             By: /s/ Tammy F. Hughes
                              Name: Tammy F. Hughes
                              Title: Vice President

                                 Lending Office:
                     191 Peachtree Street, N.E., 29th Floor
                             Atlanta, Georgia 30303

                           Wire Transfer Instructions:
                               Wachovia Bank, N.A.
                                    ABA No.:
                                  Account No.:
                                   Attention:
                  Reference: Modis Professional Services, Inc.

                                  KBC BANK N.V.


                    By: /s/ Robert Snauffer /s/ Marcel Claes
                       Name: Robert Snauffer Marcel Claes
                Title:First Vice President Deputy General Manager

                                 Lending Office:
                              125 West 55th Street
                            New York, New York 10019

                           Wire Transfer Instructions:
                                Bank of New York
                              ABA No.: 021-000-018
                  Name of Account:KBC Bank N.V.,New York Branch
                            Account No.: 802 301 5618
                  Reference: Modis Professional Services, Inc.

                               MARINE MIDLAND BANK


                          By: /s/ Jeremy P. Bollington
                           Name: Jeremy P. Bollington
                              Title: Vice President

                                 Lending Office:
                             140 Broadway, 4th Floor
                          New York, New York 10005-1196

                           Wire Transfer Instructions:
                               Marine Midland Bank
                              ABA No.: 021-001-088
                            Account No.: 001-940-503
                         Account Name: Commercial Loans
                  Reference: Modis Professional Services, Inc.
                          Attention: Asset Syndications

                             HIBERNIA NATIONAL BANK


                            By: /s/ Christopher Pitre
                             Name: Christopher Pitre
                              Title: Vice President

                                 Lending Office:
                              313 Carondelet Street
                          New Orleans, Louisiana 70130

                           Wire Transfer Instructions:
                             Hibernia National Bank
                             New Orleans, Louisiana
                               ABA No.: 065000090
                             Account No.: 0520-36615
                         Account Name: National Accounts
                  Reference: Modis Professional Services, Inc.

                           BANQUE NATIONALE DE PARIS,
                                 HOUSTON AGENCY


                             By: /s/ Warren R. Ross
                              Name: Warren R. Ross
                         Title: Assistant Vice President

                                 Lending Office:
                                 333 Clay Street
                                   Suite 3400
                              Houston, Texas 77002

                           Wire Transfer Instructions:
                                  BNP New York
                               New York, New York
                               ABA No.: 026007689
                           Account No.: 141011-001-69
                              Attention: Donna Rose
                  Reference: Modis Professional Services, Inc.

                     THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                 ATLANTA AGENCY



                               By: /s/ Kazuo Iida
                                Name: Kazuo Iida
                             Title: General Manager

                                 Lending Office:
                           191 Peachtree Street, N.E.
                                   Suite 3600
                           Atlanta, Georgia 30303-1757

                           Wire Transfer Instructions:
                     The Industrial Bank of Japan, Limited,
                                 New York Branch
                               ABA No.: 026008345
                    For further credit to: IBJ Atlanta Agency
                             Account No.: 2601-21014
                  Reference: Modis Professional Services, Inc.

                                  COMERICA BANK


                             By: /s/ Martin G. Ellis
                              Name: Martin G. Ellis
                              Title: Vice President

                                 Lending Office:
                         500 Woodward Avenue, 9th Floor
                                     MC 3280
                          Detroit, Michigan 48275-3280

                           Wire Transfer Instructions:
                                  Comerica Bank
                               ABA No.: 072000096
                        Account Name: International L/Cs
                           Account No.: 02-26045-94100
                  Reference: Modis Professional Services, Inc.

                                     PARIBAS


                             By: /s/ Duane Helkowski
                              Name: Duane Helkowski
                              Title: Vice President


                             By: /s/ Sean Reddington
                              Name: Sean Reddington
                              Title: Vice President

                                 Lending Office:
                               787 Seventh Avenue
                            New York, New York 10019

                           Wire Transfer Instructions:
                                Bankers Trust NY
                              ABA No.: 021-000-033
                             Account No.: Paribas NY
                            Attention: Loan Servicing
                  Reference: Modis Professional Services, Inc.

                               BANK HAPOALIM B.M.


                      By:/s/ Peter Dovas /s/ Carl Kopfinger
                        Name: Peter Dovas Carl Kopfinger
                      Title: Vice President Vice President

                                 Lending Office:
                               1515 Market Street
                                    Suite 200
                        Philadelphia, Pennsylvania 19102

                           Wire Transfer Instructions:
                      Federal Reserve Bank of Philadelphia
                           Account: Bank Hapoalim B.M.
                               ABA No.: 036001581
                            Attention: Linda OConnor
                  Reference: Modis Professional Services, Inc.